UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05628

Name of Registrant: Vanguard Malvern Funds
Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2013 – March 31, 2014

Item 1: Reports to Shareholders

Semiannual Report | March 31, 2014

Vanguard U.S. Value Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	7
Fund Profile.	9
Performance Summary.	10
Financial Statements.	11
About Your Fund’s Expenses.	21
Trustees Approve Advisory Arrangement.	23
Glossary.	24

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: The ship’s wheel represents leadership and guidance, essential qualities in navigating difficult seas.
This one is a replica based on an 18th-century British vessel. The HMSVanguard, another ship of that era, served as the flagship for British Admiral Horatio Nelson when he defeated a French fleet at the Battle of the Nile.

Your Fund’s Total Returns

Six Months Ended March 31, 2014
				Total
				Returns
Vanguard U.S. Value Fund				15.29%
Russell 3000 Value Index				13.16
Multi-Cap Value Funds Average				12.36
Multi-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Your Fund’s Performance at a Glance
September 30, 2013, Through March 31, 2014
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard U.S. Value Fund	$14.41	$16.30	$0.290	$0.000

1

Chairman’s Letter

Dear Shareholder,

Value stocks generally prospered in the six months ended March 31, 2014, and your fund’s advisor capitalized on the trend. Vanguard U.S. Value Fund returned 15.29% for the period, topping the results for its benchmark, the Russell 3000 Value Index, by more than 2 percentage points and the average return of peer funds by nearly 3 percentage points.

The fund’s advisor, Vanguard Equity Investment Group, relies on a computer-driven analysis to identify stocks trading at prices perceived to be below the fundamental value of the underlying companies. Over the fiscal half year, the advisor’s model performed well, with holdings from airlines to defense contractors to technology firms delivering robust results.

Despite recent choppiness, U.S. stocks were productive
The broad U.S. stock market recorded a gain of about 12% for the six months ended March 31, although it became increasingly rocky over the period’s second half. Corporate earnings, for the most part, continued to rise as the U.S. economy grew modestly.

Although the Federal Reserve’s stimulative bond-buying program has helped support the market for several years, since January the Fed has been making monthly cuts in

2

its purchases, creating some apprehension among investors. Slow economic growth in China and the conflict in Ukraine have also caused market turbulence.

International stocks returned about 5%. The developed markets of Europe, where the economy has improved somewhat, posted a strong advance, while the developed markets of the Pacific region and emerging markets had weaker results.

Bonds reclaimed lost ground following a difficult stretch

For the six months, the broad U.S. taxable bond market returned 1.70%, a welcome result in view of the market’s struggles for much of the 2013 calendar year. The yield of the 10-year Treasury note finished the half year at 2.72%, up from 2.63% at September’s end but down from nearly 3% on December 31. (Bond prices and yields move in opposite directions.)

Many bond investors have been focusing on the possibility of interest rates moving higher and the negative effect that would have on bond prices. However, there’s a flip side to rising rates. As Greg Davis, the new head of our Fixed Income Group, recently noted, long-term investors can benefit over time because “you’re going to be reinvesting those coupon payments and principal payments at higher rates.”

Municipal bonds returned 3.65% for the six months, another major improvement over calendar 2013, as investors waded back into the muni market; many had fled last year when challenges surfaced for

Market Barometer

			Total Returns
		Periods Ended March 31, 2014
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	12.48%	22.41%	21.73%
Russell 2000 Index (Small-caps)	9.94	24.90	24.31
Russell 3000 Index (Broad U.S. market)	12.28	22.61	21.93
FTSE All-World ex US Index (International)	5.25	12.50	15.93

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	1.70%	-0.10%	4.80%
Barclays Municipal Bond Index (Broad tax-exempt market)	3.65	0.39	5.71
Citigroup Three-Month U.S. Treasury Bill Index	0.00	0.05	0.08

CPI
Consumer Price Index	0.92%	1.51%	2.13%

3

some issuers. For money market and savings accounts, returns remained meager because of the Fed’s target of 0%–0.25% for short-term interest rates.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned 2.05%.

Tech stocks helped the fund deliver strong six-month results

Your fund is diversified, investing in more than 180 stocks (as of the end of the period) and across all market sectors. Its sector diversification fairly closely matches that of the benchmark index. For example, as of the end of the period, technology stocks constituted about 9% of both the fund and the index.

Such alignment can help control risk because it ensures that the fund’s results, at least from a sector standpoint, won’t sharply diverge from those of the benchmark. This approach also means that it’s the advisor’s choice of stocks, rather than allocation to sectors, that determines how well the fund does compared to its benchmark.

As I mentioned earlier in this letter, the fund’s advisor uses a quantitatively driven, computer-based investment approach that seeks to identify stocks that the advisor believes are selling below their true worth. The fund’s tech holdings produced strong results in this period partly because certain large tech firms rallied after earlier stumbles.

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
U.S. Value Fund	0.30%	1.24%

The fund expense ratio shown is from the prospectus dated January 28, 2014, and represents estimated costs for the current fiscal year. For the six months ended March 31, 2014, the fund’s annualized expense ratio was 0.29%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2013.

Peer group: Multi-Cap Value Funds.

4

Holdings among defense contractors and airlines also performed well. Shares of defense contractors seem to have shaken off earlier concerns about the effects of reduced federal spending, and airlines’ profitability appears to have gotten a boost from industry consolidation.

The appeal of low-cost investing is growing

Minimizing investment costs is a critical part of every investor’s toolkit. Why? Because every dollar paid for fund management expenses is simply a dollar less that can work on your behalf.

Put another way, the lower your mutual fund’s costs, the greater your share of the fund’s return.
Not surprisingly, research indicates that lower-cost investments have tended to outperform their higher-cost counterparts.

Investors are catching on to the value of lower-cost mutual funds. Funds with lower expense ratios dominated in attracting investment dollars over the decade ended December 31, 2012, according to a Vanguard research paper titled Costs Matter: Are Fund Investors Voting With
Their Feet? (You can read the paper at vanguard.com/matter.) And, as the chart below shows,
Vanguard’s leadership in keeping down costs for investors seems to have encouraged the industry to reduce its average costs—at least over the past decade.

Even so, Vanguard’s average expenses continue to be less than one-fifth the industry average:
0.19% versus 1.08% (as of December 31, 2013). That cost difference remains a powerful tool in the hands of Vanguard clients.

Vanguard fund costs remain far below industry average

Sources: Vanguard and Lipper, a Thomson Reuters Company.

5

Financials—the fund’s largest sector, at about 29% of assets, on average, during the period—generated a double-digit advance that was about on par with the return for financial stocks in the benchmark index. Banks seemed to benefit from reduced debt, increased deposits, and improved lending conditions. Diversified financial services giants, asset managers, and insurance firms also flourished in the favorable investing climate.

For more about the advisor’s strategy and the fund’s positioning during the six months, see the Advisor’s Report that follows this letter.

Divining the future is tricky, but preparing for it is prudent
Predictions are often made but rarely come true. In an interview with our newsletter In The Vanguard, University of Pennsylvania professor Philip Tetlock noted: “As a whole, experts [are] slightly more accurate than the proverbial dart-throwing chimpanzee.”

Dr. Tetlock’s extensive research on the accuracy of predictions found that it’s best to think in terms of probabilities and to avoid bold, specific declarations about what the future holds. At Vanguard, we agree that forecasting the economy and capital markets should be leavened with modesty. Joe Davis, our chief economist, is fond of saying that we “treat the future with the humility it deserves.”

That’s why our economists don’t make the pinpoint projections that you’ll see elsewhere. Instead, using sophisticated statistical models, we provide a range and probability of potential outcomes—for the return of U.S. stocks, for example. And we explain our rationale for such outcomes, allowing you to make better-informed decisions about risk and return.

In January, as they do each year, our economists issued Vanguard’s Economic and Investment Outlook. They also update their perspectives periodically and address significant developments, such as changes in Federal Reserve policy. (You can read our most recent outlook at vanguard.com/research.)

Our forecasts acknowledge that no one can envision every scenario. And that reality underlines one of Vanguard’s core investment principles: Develop a suitable asset allocation using broadly diversified funds. Having a balanced portfolio can help you get through unforeseen events and achieve your goals—even without a crystal ball.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
April 10, 2014

6

Advisor’s Report

For the fiscal half year ended March 31, 2014, Vanguard U.S. Value Fund returned 15.29%, outpacing its benchmark, the Russell 3000 Value Index, by more than 2 percentage points. Overall, equities continued to produce robust returns. The broad U.S. equity market was up about 12%, with large-capitalization stocks gaining about 12% and small-caps gaining about 10%. Value stocks outpaced growth stocks by nearly 2 percentage points. U.S. equities outpaced those of other developed countries, while emerging markets continued to underperform. Performance within the benchmark was broad-based, with all ten sectors generating positive returns. In the benchmark, health care, information technology, and materials companies did best; consumer discretionary and telecommunications lagged.

The Federal Reserve announced reductions to its stimulative bond-buying program. Chairwoman Janet Yellen’s testimony to Congress in February suggested that tapering was likely to continue despite weather-related softness in recent economic data. There were no major fiscal surprises during the period, and without new policy stimulus—and even with the reductions—the economy seems to be improving: The Institute for Supply Management’s Manufacturing Index has consistently been above 50 (the dividing line between expansion and contraction in manufacturing), and annualized GDP growth has been in the range of 2% to 4%, in line with historical averages.

Globally, market participants have kept a nervous eye on the tensions in Ukraine. China has seen its growth rate decelerate as it goes through economic rebalancing in order to move from an investment to a consumption model; Latin America, in turn, has struggled because of China’s weaker demand. The uncertainty triggered by these developments has driven equity market volatility higher.

Although it’s important to understand how these macroeconomic factors affect overall portfolio performance, our approach to investing focuses on specific stock fundamentals. Our process compares stocks within industry groups to identify those with characteristics that we believe will enable them to outperform over the long run. We use a strict quantitative process that concentrates on a combination of valuation and other factors focused on fundamental growth. We then construct our portfolio, aiming to maximize return and minimize exposure to risks relative to our benchmark, such as market-cap risk, that our research indicates do not improve returns.

Over the six months, our model was effective in producing positive stock selection results in eight of the ten sectors, with notable successes in energy and industrials.

Valero Energy, Helmerich & Payne, and Western Refining were the largest contributors to relative performance in energy. In industrials, Delta Air Lines,

7

Northrop Grumman, and Lockheed Martin drove our results. Unfortunately, we were not able to generate outperformance in all sectors. Our health care selections disappointed as underweight positions in Forest Laboratories, Thermo Fisher Scientific, and Merck led us to underperform in that sector.

Portfolio Managers:

James P. Stetler, Principal

James D. Troyer, CFA, Principal

Michael R. Roach, CFA

Vanguard Equity Investment Group April 14, 2014

8

U.S. Value Fund

Fund Profile
As of March 31, 2014

Portfolio Characteristics
			DJ
			U.S.
		Russell	Total
		3000	Market
		Value	FA
	Fund	Index	Index
Number of Stocks	183	2,038	3,674
Median Market Cap	$32.1B	$42.5B	$43.7B
Price/Earnings Ratio	15.9x	17.6x	20.1x
Price/Book Ratio	2.0x	1.8x	2.6x
Return on Equity	13.2%	12.7%	17.2%
Earnings Growth
Rate	10.2%	9.3%	12.4%
Dividend Yield	2.1%	2.2%	1.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	58%	—	—
Ticker Symbol	VUVLX	—	—
Expense Ratio[1]	0.30%	—	—
30-Day SEC Yield	1.89%	—	—
Short-Term Reserves	0.1%	—	—

Sector Diversification (% of equity exposure)
			DJ
			U.S.
		Russell	Total
		3000	Market
		Value	FA
	Fund	Index	Index
Consumer Discretionary	6.4%	6.7%	12.8%
Consumer Staples	6.5	5.6	8.4
Energy	13.6	14.0	9.4
Financials	29.1	29.9	17.6
Health Care	13.6	12.8	13.0
Industrials	10.0	10.4	11.5
Information Technology	9.0	9.1	18.1
Materials	3.2	3.1	3.9
Telecommunication
Services	2.8	2.3	2.2
Utilities	5.8	6.1	3.1

Volatility Measures
	Russell	DJ
	3000	U.S. Total
	Value	Market
	Index	FA Index
R-Squared	0.99	0.96
Beta	1.00	1.02
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Exxon Mobil Corp.	Integrated Oil & Gas	3.6%
Johnson & Johnson	Pharmaceuticals	2.8
Wells Fargo & Co.	Diversified Banks	2.7
General Electric Co.	Industrial
	Conglomerates	2.7
Bank of America Corp.	Diversified Banks	2.3
AT&T Inc.	Integrated
	Telecommunication
	Services	2.3
Chevron Corp.	Integrated Oil & Gas	1.7
Pfizer Inc.	Pharmaceuticals	1.7
JPMorgan Chase & Co.	Diversified Banks	1.6
Berkshire Hathaway Inc. Multi-Sector Holdings		1.6
Top Ten		23.0%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated January 28, 2014, and represents estimated costs for the current fiscal year. For the six months ended March 31, 2014, the annualized expense ratio was 0.29%.

9

U.S. Value Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 2003, Through March 31, 2014

Average Annual Total Returns: Periods Ended March 31, 2014

	Inception	One	Five	Ten
	Date	Year	Years	Years
U.S. Value Fund	6/29/2000	23.16%	22.01%	6.87%

See Financial Highlights for dividend and capital gains information.

10

U.S. Value Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (99.4%)[1]
Consumer Discretionary (6.4%)
	Walt Disney Co.	96,700	7,743
	Comcast Corp. Class A	109,089	5,457
	Macy’s Inc.	91,600	5,431
*	Jack in the Box Inc.	87,500	5,157
	CBS Corp. Class B	82,787	5,116
	GameStop Corp. Class A	113,700	4,673
*	Starz	135,300	4,368
	Brinker International Inc.	73,900	3,876
	Whirlpool Corp.	20,100	3,004
	Lowe’s Cos. Inc.	50,800	2,484
	Columbia Sportswear Co.	26,900	2,223
	Dana Holding Corp.	95,500	2,222
	Ford Motor Co.	132,500	2,067
	Johnson Controls Inc.	34,500	1,633
	Home Depot Inc.	18,600	1,472
	Best Buy Co. Inc.	44,000	1,162
	Lear Corp.	13,500	1,130
	Time Warner Inc.	15,000	980
*	Federal-Mogul Corp.	48,000	898
			61,096
Consumer Staples (6.4%)
	Procter & Gamble Co.	188,769	15,215
	CVS Caremark Corp.	161,150	12,064
	Archer-Daniels-Midland Co.	170,900	7,415
	Tyson Foods Inc. Class A	155,000	6,821
*	Pilgrim’s Pride Corp.	277,100	5,797
	Kimberly-Clark Corp.	50,600	5,579
	Kroger Co.	95,400	4,164
	Andersons Inc.	66,150	3,919
	Mondelez International Inc.
	Class A	26,968	932
			61,906
Energy (13.6%)
	Exxon Mobil Corp.	354,800	34,657
	Chevron Corp.	135,130	16,068
	ConocoPhillips	175,790	12,367
	Occidental Petroleum Corp.	119,400	11,378

			Market
			Value
		Shares	($000)
	Valero Energy Corp.	145,100	7,705
	Devon Energy Corp.	109,700	7,342
	Hess Corp.	79,500	6,589
	Helmerich & Payne Inc.	58,700	6,314
	Chesapeake Energy Corp.	226,300	5,798
	EOG Resources Inc.	28,600	5,610
*	SEACOR Holdings Inc.	55,500	4,796
	Cimarex Energy Co.	34,500	4,109
	Marathon Petroleum Corp.	39,400	3,429
*	Newfield Exploration Co.	85,000	2,666
	Murphy Oil Corp.	16,700	1,050
	Green Plains Renewable
	Energy Inc.	14,700	440
			130,318
Financials (29.0%)
	Wells Fargo & Co.	523,723	26,050
	Bank of America Corp.	1,267,876	21,807
	JPMorgan Chase & Co.	255,740	15,526
*	Berkshire Hathaway Inc.
	Class B	121,800	15,221
	Goldman Sachs Group Inc.	69,117	11,325
	Citigroup Inc.	216,161	10,289
	PNC Financial Services
	Group Inc.	108,500	9,440
	Discover Financial Services	125,100	7,280
	Fifth Third Bancorp	312,300	7,167
	Allstate Corp.	122,300	6,920
	US Bancorp	160,600	6,883
	Travelers Cos. Inc.	79,000	6,723
	Regions Financial Corp.	598,500	6,649
	Ameriprise Financial Inc.	58,100	6,395
	State Street Corp.	90,800	6,315
	Lincoln National Corp.	116,900	5,923
	Everest Re Group Ltd.	36,300	5,556
	KeyCorp	348,900	4,968
*	United Community
	Banks Inc.	225,200	4,371
	XL Group plc Class A	137,300	4,291
	Universal Insurance
	Holdings Inc.	334,800	4,252

11

U.S. Value Fund

			Market
			Value
		Shares	($000)
	Aspen Insurance
	Holdings Ltd.	100,900	4,006
	Nelnet Inc. Class A	84,300	3,448
	Washington Federal Inc.	145,300	3,385
	Host Hotels & Resorts Inc.	166,300	3,366
	Legg Mason Inc.	67,600	3,315
	Invesco Ltd.	86,400	3,197
	Simon Property Group Inc.	18,900	3,100
	General Growth
	Properties Inc.	134,500	2,959
	ING US Inc.	77,900	2,825
*	Howard Hughes Corp.	18,800	2,683
	BlackRock Inc.	8,400	2,642
	Ventas Inc.	43,600	2,641
	Comerica Inc.	50,000	2,590
	Kimco Realty Corp.	117,200	2,564
	Montpelier Re Holdings Ltd.	78,200	2,327
	RLJ Lodging Trust	82,600	2,209
	American International
	Group Inc.	44,000	2,200
	Public Storage	12,800	2,157
	ACE Ltd.	21,500	2,130
	Retail Properties
	of America Inc.	154,400	2,091
	Hospitality Properties Trust	71,300	2,048
	Brandywine Realty Trust	141,600	2,048
*	E*TRADE Financial Corp.	85,900	1,977
	WP Carey Inc.	32,400	1,946
	Regency Centers Corp.	37,900	1,935
	Weingarten Realty Investors	64,400	1,932
	Lexington Realty Trust	161,800	1,765
*	Realogy Holdings Corp.	40,400	1,755
	Inland Real Estate Corp.	166,200	1,753
	Corrections Corp.
	of America	55,900	1,751
	Omega Healthcare
	Investors Inc.	51,800	1,736
	Assurant Inc.	25,900	1,682
*	Popular Inc.	51,100	1,584
	Capital One Financial Corp.	16,300	1,258
	RenaissanceRe Holdings Ltd.	10,200	996
*	World Acceptance Corp.	12,500	939
	Ashford Hospitality Trust Inc.	67,300	758
*	RE/MAX Holdings Inc.	26,300	758
	Fulton Financial Corp.	27,000	340
			278,147
Health Care (13.5%)
	Johnson & Johnson	274,350	26,949
	Pfizer Inc.	494,425	15,881
	Medtronic Inc.	175,500	10,800
	Merck & Co. Inc.	182,701	10,372
	Eli Lilly & Co.	156,500	9,212
	WellPoint Inc.	78,900	7,855
	Cardinal Health Inc.	100,200	7,012
	Cigna Corp.	81,300	6,807

			Market
			Value
		Shares	($000)
*	Express Scripts Holding Co.	70,900	5,324
	Omnicare Inc.	87,700	5,233
*	Charles River Laboratories
	International Inc.	82,100	4,954
	AbbVie Inc.	84,200	4,328
*	Covance Inc.	41,400	4,301
*	Quintiles Transnational
	Holdings Inc.	53,000	2,691
	UnitedHealth Group Inc.	28,600	2,345
	Abbott Laboratories	56,300	2,168
*	HCA Holdings Inc.	19,600	1,029
*	Boston Scientific Corp.	75,300	1,018
*	Addus HomeCare Corp.	33,600	775
	Thermo Fisher Scientific Inc.	4,200	505
*	Alliance HealthCare
	Services Inc.	6,900	231
			129,790
Industrials (10.0%)
	General Electric Co.	1,003,140	25,971
	Raytheon Co.	82,200	8,121
	General Dynamics Corp.	74,100	8,071
	Northrop Grumman Corp.	63,100	7,785
	Delta Air Lines Inc.	196,800	6,819
	Southwest Airlines Co.	281,500	6,646
	L-3 Communications
	Holdings Inc.	52,100	6,156
	Lockheed Martin Corp.	31,400	5,126
	RR Donnelley & Sons Co.	265,400	4,751
	Boeing Co.	36,900	4,631
*	Spirit AeroSystems
	Holdings Inc. Class A	143,000	4,031
	Trinity Industries Inc.	38,600	2,782
	Emerson Electric Co.	18,300	1,222
	Alaska Air Group Inc.	11,700	1,092
	Exelis Inc.	52,100	990
	Manpowergroup Inc.	11,000	867
	Pitney Bowes Inc.	15,700	408
*	AECOM Technology Corp.	7,900	254
			95,723
Information Technology (8.9%)
	Hewlett-Packard Co.	346,500	11,213
	Western Digital Corp.	77,800	7,144
	Apple Inc.	11,750	6,307
	Cisco Systems Inc.	275,800	6,181
	Intel Corp.	230,500	5,949
	Computer Sciences Corp.	95,500	5,808
*	Micron Technology Inc.	241,700	5,719
	Texas Instruments Inc.	116,300	5,484
	Lexmark International Inc.
	Class A	116,600	5,397
*	Freescale
	Semiconductor Ltd.	176,303	4,304
*	Unisys Corp.	137,900	4,200
*	Aspen Technology Inc.	89,500	3,791

12

U.S. Value Fund

		Market
		Value
	Shares	($000)
Booz Allen Hamilton
Holding Corp. Class A	168,200	3,700
Anixter International Inc.	25,500	2,589
Symantec Corp.	110,700	2,211
CDW Corp.	66,600	1,827
* Electronic Arts Inc.	45,000	1,305
Motorola Solutions Inc.	15,842	1,018
Harris Corp.	7,500	549
LSI Corp.	41,000	454
		85,150
Materials (3.1%)
Dow Chemical Co.	193,000	9,378
LyondellBasell
Industries NV Class A	59,500	5,292
Westlake Chemical Corp.	79,600	5,268
Avery Dennison Corp.	96,800	4,905
International Paper Co.	103,700	4,757
* Owens-Illinois Inc.	14,300	484
		30,084
Telecommunication Services (2.8%)
AT&T Inc.	618,310	21,684
Inteliquent Inc.	247,500	3,596
* FairPoint
Communications Inc.	94,200	1,281
		26,561
Utilities (5.7%)
Exelon Corp.	247,600	8,310
Edison International	129,800	7,348
American Electric
Power Co. Inc.	136,600	6,920
Public Service Enterprise
Group Inc.	166,900	6,366
Ameren Corp.	136,700	5,632
AES Corp.	392,800	5,609
AGL Resources Inc.	110,400	5,405
PG&E Corp.	106,900	4,618
Dominion Resources Inc.	30,100	2,137
MDU Resources Group Inc.	40,600	1,393
Vectren Corp.	32,400	1,276
		55,014
Total Common Stocks
(Cost $767,742)		953,789

			Market
			Value
		Shares	($000)
Temporary Cash Investments (0.7%)[1]
	Money Market Fund (0.7%)
2	Vanguard Market
	Liquidity Fund, 0.122%	6,556,104	6,556

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.0%)
[3,4]	Federal Home Loan
	Bank Discount Notes,
	0.062%, 4/21/14	100	100
[3,4]	Federal Home Loan
	Bank Discount Notes,
	0.060%, 5/7/14	300	300
			400
Total Temporary Cash Investments
	(Cost $6,956)		6,956
	Total Investments (100.1%)
	(Cost $774,698)		960,745
Other Assets and Liabilities (-0.1%)
	Other Assets		3,507
	Liabilities		(4,062)
			(555)
	Net Assets (100%)
Applicable to 58,915,081 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			960,190
	Net Asset Value Per Share		$16.30

13

U.S. Value Fund

At March 31, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	821,270
Undistributed Net Investment Income	1,575
Accumulated Net Realized Losses	(48,740)
Unrealized Appreciation (Depreciation)
Investment Securities	186,047
Futures Contracts	38
Net Assets	960,190

See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.1%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
4 Securities with a value of $400,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

14

U.S. Value Fund

Statement of Operations

Six Months Ended
March 31, 2014
($000)
Investment Income
Income
Dividends	10,087
Interest[1]	2
Total Income	10,089
Expenses
The Vanguard Group—Note B
Investment Advisory Services	285
Management and Administrative	916
Marketing and Distribution	83
Custodian Fees	10
Shareholders’ Reports	6
Total Expenses	1,300
Net Investment Income	8,789
Realized Net Gain (Loss)
Investment Securities Sold	43,366
Futures Contracts	387
Realized Net Gain (Loss)	43,753
Change in Unrealized Appreciation (Depreciation)
Investment Securities	74,158
Futures Contracts	98
Change in Unrealized Appreciation (Depreciation)	74,256
Net Increase (Decrease) in Net Assets Resulting from Operations	126,798
1 Interest income from an affiliated company of the fund was $2,000.

See accompanying Notes, which are an integral part of the Financial Statements.

15

U.S. Value Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	8,789	16,804
Realized Net Gain (Loss)	43,753	89,655
Change in Unrealized Appreciation (Depreciation)	74,256	46,335
Net Increase (Decrease) in Net Assets Resulting from Operations	126,798	152,794
Distributions
Net Investment Income	(16,854)	(14,975)
Realized Capital Gain	—	—
Total Distributions	(16,854)	(14,975)
Capital Share Transactions
Issued	109,127	316,558
Issued in Lieu of Cash Distributions	16,081	14,320
Redeemed	(103,464)	(242,193)
Net Increase (Decrease) from Capital Share Transactions	21,744	88,685
Total Increase (Decrease)	131,688	226,504
Net Assets
Beginning of Period	828,502	601,998
End of Period[1]	960,190	828,502
1 Net Assets—End of Period includes undistributed net investment income of $1,575,000 and $9,640,000.

See accompanying Notes, which are an integral part of the Financial Statements.

16

U.S. Value Fund

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$14.41	$11.89	$9.20	$9.28	$8.84	$10.64
Investment Operations
Net Investment Income	.149	. 304	. 276[1]	.207	.165	.200
Net Realized and Unrealized Gain (Loss)
on Investments	2.031	2.506	2.632	(.112)	.455	(1.702)
Total from Investment Operations	2.180	2.810	2.908	.095	.620	(1.502)
Distributions
Dividends from Net Investment Income	(.290)	(.290)	(.218)	(.175)	(.180)	(.298)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(. 290)	(. 290)	(. 218)	(.175)	(.180)	(. 298)
Net Asset Value, End of Period	$16.30	$14.41	$11.89	$9.20	$9.28	$8.84

Total Return[2]	15.29%	24.16%	32.10%	0.89%	7.09%	-13.68%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$960	$829	$602	$454	$486	$520
Ratio of Total Expenses to
Average Net Assets[3]	0.29%	0.29%	0.29%	0.29%	0.41%	0.52%
Ratio of Net Investment Income to
Average Net Assets	1.96%	2.26%	2.54%	1.95%	1.74%	2.38%
Portfolio Turnover Rate	58%	75%	69%	60%	73%	74%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Calculated based on average shares outstanding.

2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3 Includes performance-based investment advisory fee increases (decreases) of 0.04% for fiscal 2010 and 0.09% for fiscal 2009.

Performance-based investment advisory fees did not apply after fiscal 2010.

See accompanying Notes, which are an integral part of the Financial Statements.

17

U.S. Value Fund

Notes to Financial Statements

Vanguard U.S. Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended March 31, 2014, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on quarterly average aggregate settlement values.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2010–2013), and for the period ended March 31, 2014, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement which may be renewed annually; each fund is individually liable for its borrowings, if any, under the

18

U.S. Value Fund

credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility, which are allocated to the funds in accordance with a methodology approved by the board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the Federal Funds Rate or LIBOR Reference Rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2014, or at any time during the period then ended.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2014, the fund had contributed capital of $100,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.04% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of March 31, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	953,789	—	—
Temporary Cash Investments	6,556	400	—
Futures Contracts—Assets[1]	49	—	—
Futures Contracts—Liabilities[1]	(5)	—	—
Total	960,389	400	—
1 Represents variation margin on the last day of the reporting period.

19

U.S. Value Fund

D. At March 31, 2014, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	June 2014	7	3,263	24
E-mini S&P 500 Index	June 2014	30	2,797	14
				38

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at September 30, 2013, the fund had available capital losses totaling $93,007,000 to offset future net capital gains through September 30, 2018. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending September 30, 2014; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At March 31, 2014, the cost of investment securities for tax purposes was $774,698,000. Net unrealized appreciation of investment securities for tax purposes was $186,047,000, consisting of unrealized gains of $192,797,000 on securities that had risen in value since their purchase and $6,750,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended March 31, 2014, the fund purchased $272,697,000 of investment securities and sold $260,072,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2014	September 30, 2013
	Shares	Shares
	(000)	(000)
Issued	7,081	23,899
Issued in Lieu of Cash Distributions	1,068	1,207
Redeemed	(6,744)	(18,225)
Net Increase (Decrease) in Shares Outstanding	1,405	6,881

H. Management has determined that no material events or transactions occurred subsequent to March 31, 2014, that would require recognition or disclosure in these financial statements.

20

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

21

Six Months Ended March 31, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
U.S. Value Fund	9/30/2013	3/31/2014	Period
Based on Actual Fund Return	$1,000.00	$1,152.94	$1.56
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.49	1.46

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.29%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

22

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard U.S. Value Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard—through its Equity Investment Group—serves as the investment advisor for the fund. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management services since Vanguard began managing the fund in 2008, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Equity Investment Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the performance of the fund, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board also concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

23

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

24

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

25

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital.
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the	Amy Gutmann
Board. Principal Occupation(s) During the Past Five	Born 1949. Trustee Since June 2006. Principal
Years: Chairman of the Board of The Vanguard Group,	Occupation(s) During the Past Five Years: President of
Inc., and of each of the investment companies served	the University of Pennsylvania; Christopher H. Browne
by The Vanguard Group, since January 2010; Director	Distinguished Professor of Political Science, School of
of The Vanguard Group since 2008; Chief Executive	Arts and Sciences, and Professor of Communication,
Officer and President of The Vanguard Group, and of	Annenberg School for Communication, with secondary
each of the investment companies served by The	faculty appointments in the Department of Philosophy,
Vanguard Group, since 2008; Director of Vanguard	School of Arts and Sciences, and at the Graduate
Marketing Corporation; Managing Director of The	School of Education, University of Pennsylvania;
Vanguard Group (1995–2008).	Trustee of the National Constitution Center; Chair
of the Presidential Commission for the Study of
Bioethical Issues.
IndependentTrustees
JoAnn Heffernan Heisen
Emerson U. Fullwood	Born 1950. Trustee Since July 1998. Principal
Born 1948. Trustee Since January 2008. Principal	Occupation(s) During the Past Five Years: Corporate
Occupation(s) During the Past Five Years: Executive	Vice President and Chief Global Diversity Officer
Chief Staff and Marketing Officer for North America	(retired 2008) and Member of the Executive
and Corporate Vice President (retired 2008) of Xerox	Committee (1997–2008) of Johnson & Johnson
Corporation (document management products and	(pharmaceuticals/medical devices/consumer
services); Executive in Residence and 2009–2010	products); Director of Skytop Lodge Corporation
Distinguished Minett Professor at the Rochester	(hotels), the University Medical Center at Princeton,
Institute of Technology; Director of SPX Corporation	the Robert Wood Johnson Foundation, and the Center
(multi-industry manufacturing), the United Way of	for Talent Innovation; Member of the Advisory Board
Rochester, Amerigroup Corporation (managed health	of the Maxwell School of Citizenship and Public Affairs
care), the University of Rochester Medical Center,	at Syracuse University.
Monroe Community College Foundation, and North
Carolina A&T University.	F. Joseph Loughrey
Born 1949. Trustee Since October 2009. Principal
Rajiv L. Gupta	Occupation(s) During the Past Five Years: President
Born 1945. Trustee Since December 2001.[2]	and Chief Operating Officer (retired 2009) of Cummins
Principal Occupation(s) During the Past Five Years:	Inc. (industrial machinery); Chairman of the Board
Chairman and Chief Executive Officer (retired 2009)	of Hillenbrand, Inc. (specialized consumer services),
and President (2006–2008) of Rohm and Haas Co.	and of Oxfam America; Director of SKF AB (industrial
(chemicals); Director of Tyco International, Ltd.	machinery), Hyster-Yale Materials Handling, Inc.
(diversified manufacturing and services), Hewlett-	(forklift trucks), the Lumina Foundation for Education,
Packard Co. (electronic computer manufacturing),

and the V Foundation for Cancer Research; Member	Executive Officers
of the Advisory Council for the College of Arts and
Letters and of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies, both at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer (retired 2013)
at IBM (information technology services); Fiduciary	Thomas J. Higgins
Member of IBM’s Retirement Plan Committee (2004–	Born 1957. Chief Financial Officer Since September
2013); Member of the Council on Chicago Booth.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Board Member of TIFF Advisory Services, Inc.	Occupation(s) During the Past Five Years: Principal of
(investment advisor); Member of the Investment	The Vanguard Group, Inc.; Treasurer of each of the
Advisory Committees of the Financial Industry	investment companies served by The Vanguard
Regulatory Authority (FINRA) and of Major League	Group; Assistant Treasurer of each of the investment
Baseball.	companies served by The Vanguard Group (1988–2008).

André F. Perold	Heidi Stam
Born 1952. Trustee Since December 2004. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Managing
Gund Professor of Finance and Banking, Emeritus	Director of The Vanguard Group, Inc.; General Counsel
at the Harvard Business School (retired 2011);	of The Vanguard Group; Secretary of The Vanguard
Chief Investment Officer and Managing Partner of	Group and of each of the investment companies
HighVista Strategies LLC (private investment firm);	served by The Vanguard Group; Director and Senior
Director of Rand Merchant Bank; Overseer of the	Vice President of Vanguard Marketing Corporation.
Museum of Fine Arts Boston.
Vanguard Senior ManagementTeam
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	Chris D. McIsaac
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Michael S. Miller
President, and Chief Executive Officer of NACCO	Paul A. Heller	James M. Norris
Industries, Inc. (housewares/lignite), and of Hyster-	Martha G. King	Glenn W. Reed
Yale Materials Handling, Inc. (forklift trucks); Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland.

Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President	John J. Brennan
and Chief Operating Officer (retired 2010) of Corning	Chairman, 1996–2009
Incorporated (communications equipment); Trustee of	Chief Executive Officer and President, 1996–2008
Colby-Sawyer College; Member of the Advisory Board
of the Norris Cotton Cancer Center and of the Advisory	Founder
Board of the Parthenon Group (strategy consulting).
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

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All comparative mutual fund data are from Lipper, a
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You can obtain a free copy of Vanguard’s proxy voting
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also available from the SEC’s website, sec.gov. In
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You can review and copy information about your fund at
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find out more about this public service, call the SEC at
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© 2014 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1242 052014

Semiannual Report | March 31, 2014

Vanguard Capital Value Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	7
Fund Profile.	11
Performance Summary.	12
Financial Statements.	13
About Your Fund’s Expenses.	23
Trustees Approve Advisory Arrangement.	25
Glossary.	26

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: The ship’s wheel represents leadership and guidance, essential qualities in navigating difficult seas.
This one is a replica based on an 18th-century British vessel. The HMSVanguard, another ship of that era, served as the flagship for British Admiral Horatio Nelson when he defeated a French fleet at the Battle of the Nile.

Your Fund’s Total Returns

Six Months Ended March 31, 2014
				Total
				Returns
Vanguard Capital Value Fund				15.20%
Russell 3000 Value Index				13.16
Multi-Cap Value Funds Average				12.36
Multi-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Your Fund’s Performance at a Glance
September 30, 2013, Through March 31, 2014
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Capital Value Fund	$14.57	$15.15	$0.111	$1.372

Chairman’s Letter

Dear Shareholder,

Vanguard Capital Value Fund returned more than 15% for the six months ended March 31, 2014, ahead of its benchmark index, the average return of its peers, and the broad U.S. stock market. Wellington Management Company, llp, your fund’s advisor, made profitable stock selections, particularly in the information technology sector.

The fund’s strong performance during the period is gratifying, of course. And yet, we always like to remind our clients that the advisor’s investment strategy—which seeks to identify undervalued companies of all sizes—can generate marked underperformance as well as superior returns. The fund’s results can also be more volatile than the broad market’s because it can concentrate its holdings in certain industries.

Despite recent choppiness, U.S. stocks were productive
The broad U.S. stock market recorded a gain of about 12% for the six months ended March 31, although its path became increasingly rocky over the period’s second half. Corporate earnings, for the most part, continued to rise as the U.S. economy showed modest growth.

The Federal Reserve’s stimulative bond-buying program has helped support the market for several years. But since January, the Fed has been making monthly cuts in its purchases, creating some apprehension among investors. Slow economic growth in China and the conflict in Ukraine have also caused market turbulence.

International stocks returned about 5%. The developed markets of Europe, where the economy has improved, posted strong results; the developed markets of the Pacific region and emerging markets were weaker.

Bonds reclaimed ground after a difficult stretch
Over the six months, the broad U.S. taxable bond market returned 1.70%, a welcome result in view of the market’s struggles for much of calendar-year 2013. The yield of the 10-year Treasury note finished the half year at 2.72%, up from 2.63% at September’s end but down from around 3% on December 31. (Bond prices and yields move in opposite directions.)

Many bond investors have been focusing on the possibility of interest rates moving higher and the negative effect that would have on bond prices. However, there’s a flip side to rising rates. As noted recently by the new head of our Fixed Income Group, Greg Davis, long-term investors can benefit over time because they’re “going to be reinvesting those coupon payments and principal payments at higher rates.”

Municipal bonds returned 3.65% for the six months, another major improvement over calendar-year 2013, as investors waded back into the muni market. Many had fled last year when challenges

Market Barometer

			Total Returns
		Periods Ended March 31, 2014
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	12.48%	22.41%	21.73%
Russell 2000 Index (Small-caps)	9.94	24.90	24.31
Russell 3000 Index (Broad U.S. market)	12.28	22.61	21.93
FTSE All-World ex US Index (International)	5.25	12.50	15.93

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	1.70%	-0.10%	4.80%
Barclays Municipal Bond Index (Broad tax-exempt market)	3.65	0.39	5.71
Citigroup Three-Month U.S. Treasury Bill Index	0.00	0.05	0.08

CPI
Consumer Price Index	0.92%	1.51%	2.13%

surfaced for some issuers. Money market and savings account returns remained meager because of the Fed’s target of 0%–0.25% for short-term interest rates.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned 2.05%.

IT holdings led the way as nearly every sector rose Capital Value’s two portfolio managers at Wellington pursue distinct value-oriented strategies across the U.S. market as they independently manage their portions of the fund’s assets.

Reflecting the strong performance of U.S. stocks recently, fund holdings in all but one of the benchmark index’s ten sectors rose during the period; six returned at least 13%. Information technology, the largest sector allocation, was the clear standout, and the fund’s stake in IT continued to be about double that of the index.

IT’s advance made up about half of the fund’s return and provided the lion’s share of its outperformance margin versus the Russell 3000 Value Index. As they did last year, the fund’s tech stocks far outperformed the overall sector, returning about 44%, led by semiconductor firms.

The next-biggest contributions came from financial and health care stocks. Holdings in both sectors performed in line with their counterparts in the index. Financials are

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Capital Value Fund	0.41%	1.24%

The fund expense ratio shown is from the prospectus dated January 28, 2014, and represents estimated costs for the current fiscal year. For the six months ended March 31, 2014, the fund’s annualized expense ratio was 0.41%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2013.

Peer group: Multi-Cap Value Funds.

typically a mainstay of value stock funds, but Capital Value’s managers have opted to significantly underweight them recently.

The only negative return came from energy, the fund’s second-largest sector, where some disappointing stocks led

The appeal of low-cost investing is growing

Minimizing investment costs is a critical part of every investor’s toolkit. Why? Because every dollar paid for fund management expenses is simply a dollar less that can work on your behalf.

Put another way, the lower your mutual fund’s costs, the greater your share of the fund’s return.
Not surprisingly, research indicates that lower-cost investments have tended to outperform their higher-cost counterparts.

Investors are catching on to the value of lower-cost mutual funds. Funds with lower expense ratios dominated in attracting investment dollars over the decade ended December 31, 2012, according to a Vanguard research paper titled Costs Matter: Are Fund Investors Voting With
Their Feet? (You can read the paper at vanguard.com/matter.) And, as the chart below shows,
Vanguard’s leadership in keeping down costs for investors seems to have encouraged the industry to reduce its average costs—at least over the past decade.

Even so, Vanguard’s average expenses continue to be less than one-fifth the industry average:
0.19% versus 1.08% (as of December 31, 2013). That cost difference remains a powerful tool in the hands of Vanguard clients.

Vanguard fund costs remain far below industry average

Industry average expense ratio
Vanguard average expense ratio

Sources: Vanguard and Lipper, a Thomson Reuters Company.

to significant underperformance. Three other sectors—consumer discretionary, industrials, and consumer staples—provided positive returns of between 6% and 8% but noticeably lagged their index counterparts.

The Advisor’s Report that follows this letter provides additional details about the managers’ oversight of the fund during the past six months.

Divining the future is tricky, but preparing for it is prudent
Predictions are often made but rarely come true. In an interview with our newsletter In The Vanguard, University of Pennsylvania Professor Philip Tetlock noted, “As a whole, experts [are] slightly more accurate than the proverbial dart-throwing chimpanzee.”

Dr. Tetlock’s extensive research on the accuracy of predictions found that it’s best to think in terms of probabilities and to avoid bold, specific declarations about what the future holds. At Vanguard, we agree that forecasting the economy and capital markets should be leavened with modesty. Joe Davis, our chief economist, is fond of saying that we “treat the future with the humility it deserves.”

That’s why our economists don’t make the pinpoint projections that you’ll see elsewhere. Instead, using sophisticated statistical models, we provide a range and probability of potential outcomes— for example, the return of U.S. stocks. And we explain our rationale for such outcomes, allowing you to make better-informed decisions about risk and return.

In January, as they do each year, our economists issued Vanguard’s Economic and Investment Outlook. They also update their perspectives periodically and address significant developments such as changes in Federal Reserve policy. (You can read our most recent outlook at vanguard.com/ research.)

Our forecasts acknowledge that no one can envision every scenario. And that underlines one of Vanguard’s core investment principles: Develop a suitable asset allocation using broadly diversified funds. Having a balanced portfolio can help you get through unforeseen events and achieve your goals—even without a crystal ball.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
April 11, 2014

Advisor’s Report

For the half year ended March 31, 2014, the Capital Value Fund returned 15.20%, reflecting the combined results of two managers at your fund’s investment advisor, Wellington Management Company, llp. The use of two managers who independently oversee separate portions of the portfolio provides exposure to distinct yet complementary investment approaches, enhancing the diversification of your fund. It is not uncommon for different managers to have different views about individual securities or the broader investment environment.

The managers have prepared a discussion of the investment environment that existed during the year and of how their portfolio positioning reflects this assessment. These comments were prepared on April 14, 2014.

Portfolio Manager:
Peter I. Higgins, CFA Senior Vice President

Our approach is to identify stocks that possess considerable upside potential because of compelling valuation characteristics along with catalysts that we believe could unlock that potential within 12 to 18 months. We often employ a contrarian approach that seeks to exploit inefficiencies in the market. We attempt to anticipate change, both positive and negative, that could affect our investment thesis. We believe that in the short term, markets can be quite irrational, and so our trading activity attempts to capture some of these anomalies. We do not attempt to mimic any index; instead, our goal is to substantially outperform the market in the intermediate to longer term.

The impact of our stock selection during the period was significantly positive, led by companies in the information technology and health care sectors. By contrast, we were hurt by poor stock selection in industrials and consumer discretionary. SunEdison was a standout in information technology. The solar installer gained as investors increasingly appreciated the value of its initial public offering of a new subsidiary known as a “yieldco,” which could provide a regular stream of payments to investors over time. We believe the solar market is at a point at which costs have come down and growth is returning. The installation market remains fragmented, and this is an opportunity for SunEdison to gain market share.

A position in GT Advanced Technologies also contributed to performance. The company made a lucrative agreement with Apple for what is likely to be manufacturing of its Sapphire cover glass (for use in smartphones and potentially tablets). It also announced a new solar contract and a deal that would absorb excess capacity in the company’s polysilicon business. The improved outlook helped the share price.

Within health care, Therapeutics MD outperformed. The drug developer produces bioequivalent hormone replacement therapies, primarily for treating symptoms of menopause but also potentially for use as anti-aging products. The company has three phase III treatments that we believe are likely to be approved based on strong safety and efficacy data and the lack of viable alternatives. Despite recent performance, we believe the potential market for the company’s drugs continues to be significantly underestimated, and we maintained a position.

Weaker stock selection in industrials and consumer discretionary partially offset stronger performance elsewhere in the portfolio. In industrials, Westport Innovations, a technology leader in natural gas engines and tanks, lagged as investors focused on new order announcements, which have slowed recently. Shares of ADT, the U.S.-based home security company, declined following issues with its dealer network, including the financial distress of one of the largest dealers. ADT’s strong market share and high percentage of recurring revenues provide a strong base for the business. The company has resolved many of its dealer issues, and we are optimistic about its new product line.

In consumer discretionary, Groupon reported lackluster results, and the online coupon business’s share price lagged. The company has new management and is transitioning from a push strategy (sending out deals to consumers) to a pull strategy (having shoppers browse the website). The new concept requires changes in consumer behavior, so we expect that results might take some time to materialize. We are encouraged by growth in the United States and signs that the turnaround is starting to take hold internationally. We believe the acquisition of Ticket Monster in South Korea should lead to improved results in Asia. We continued to hold the stock at the end of the period.

Our position in Cobalt International Energy also detracted. Cobalt’s share price remained under pressure during the period as investors maintained high expectations. Investors punished the stock in late 2013 for disappointment concerning the company’s Lontra discovery in Angola, where drilling results suggested the reservoir was smaller than expected and the mix of gas versus liquids was not as favorable as forecast. Notably, the stock rebounded in February when oil and gas discoveries in Angola were confirmed.

Our sector positioning remains a product of our bottom-up stock selection process. During the period, we moved to an overweight in health care. We added a new position in Medivation, a drug developer with a promising pre-chemotherapy treatment for prostate cancer. Competitors’ drugs require pairing a treatment with steroids and are less effective; Medivation’s therapy can be taken without steroids. We believe the company may benefit when the drug is approved and investors come to appreciate the size of the potential market.

Consumer discretionary remained our largest overweight sector. We initiated a position in Office Depot, which is merging with OfficeMax. Although the office supply market faces secular challenges, we believe cost synergies from the merger and potential savings from store closures should support a re-rating of the stock.

I am optimistic about the portfolio’s positioning and believe the environment remains conducive to stock-picking. In recent years, we seemed to be caught up in a dynamic of investor shifts between more and less risky investments. The market now appears to be more focused on company-specific drivers and prospects. Although the economy does not feel robust, it does show improvement on the margin. I do not try to predict market outcomes, and I believe the stocks we hold can provide some cushion in adverse environments. However, a severe market downturn would certainly be a risk to the portfolio. Valuations seem reasonable, and I continue to find ample investment opportunities.

Portfolio Manager: David W. Palmer, CFA Senior Vice President

Our portion of the fund focuses on stocks that trade at a discounted multiple to the broad market on either current earnings or those we expect within a reasonable period. We search for companies with pronounced negative sentiment, controversy, or perceived event risk that, through fundamental research and analysis, we find to be temporary or overstated. Because individual holdings can be out of phase with the market for extended periods, we seek to build a portfolio of stocks with unique drivers, diversified across capitalization sizes and industries.

Equity markets continued to benefit from easy access to liquidity and bond purchases—even if tapered—by the Federal Reserve over the six-month period. Investors bid up stocks to double-digit returns. Companies remained parsimonious with their hiring intentions and capital spending, and managements were rewarded by the market for prioritizing profit margins and cash return over growth projects. Nonetheless, there have been signs of improved revenue growth and a tentative return to capital investment.

We have written in prior communications that we expected economic growth to begin accelerating in the second half of 2013 and to continue rising through 2014. That is still our base case, and we broadly agree with consensus earnings expectations for the S&P 500 Index. These now call for a step-up in earnings growth from a 5% rate to something in the 9% range for the current calendar year. This thinking has underpinned our modest pro-cyclical positioning among the portfolio’s holdings.

The two largest contributors to performance during the six months were Skyworks Solutions, a mobile handset chipmaker, and Cabot Corp., a specialty carbons and chemical manufacturer. Skyworks reported encouraging results, showing traction in its efforts to expand its reach among key smartphone original equipment manufacturers. It also demonstrated growth potential for its integrated analog designs in other vertical markets, such as connected home, automotive, and media gateways and industrial applications. In addition, a recent merger between two rivals further consolidated an already well-behaved industry.

Cabot cheered the market with encouraging comments regarding a resumption of growth in its tire reinforcement materials segment after two years of stagnant demand. Its underachieving purification and filtration business also began showing signs of growth. The stock benefited from broker upgrades as analysts anticipated the positive operating leverage to earnings from these large divisions.

Our stock selection added the most to total return in technology, financials, and consumer discretionary but was somewhat offset by challenges in consumer staples and energy. Cobalt International Energy, an oil and gas independent, disappointed the market with details of its Lontra exploratory well in offshore Angola. Drilling results suggested the reservoir was somewhat smaller and contained a higher mix of natural gas versus liquids than pre-drill expectations. We believe Cobalt has discovered reserve value well in excess of its current market capitalization. The company may need to start monetizing its discoveries through sales or partnerships with other producers before investors will place a higher value on its inventory. However, we remain optimistic about the eventual cash flow to come from its asset base.

The principal drag in consumer staples came from our holding in Treasury Wine Estates, which reported lower-than-expected earnings. It appears that during a management transition, the company took its eye off the ball in its Australia operations, resulting in subpar execution.

The wine producer has been somewhat distracted with succession issues and has had a history of rather loose integration of its many acquired brands. The subsequent announcement of a new CEO, along with a review of operations and potential asset divestitures, seems a step in the right direction.

To maintain the portfolio’s balance of risk and reward, we added exposure to utilities, energy, and consumer staples and lightened up notably in health care and industrials. We have also retained our relatively conservative positioning toward financials. We feel the evolving changes in Fed policy will likely have important and underappreciated effects on that sector over the coming year.

We would like to highlight our new positions in Teradata, a data warehousing and analytics provider; apparel retailer Express; Edison International, a California electric utility; and homebuilder Lennar. They exemplify an attractive mix of appealing value and business resilience during periods of market apathy, controversy, or dislocation. Each offers its own price appreciation potential while adhering to our main disciplines: buy at a discount, act opportunistically, and be mindful of vulnerabilities and unintended correlation of risks.

Capital Value Fund

Fund Profile
As of March 31, 2014

Portfolio Characteristics
			DJ
			U.S.
		Russell	Total
		3000	Market
		Value	FA
	Fund	Index	Index
Number of Stocks	145	2,038	3,674
Median Market Cap	$9.6B	$42.5B	$43.7B
Price/Earnings Ratio	35.8x	17.6x	20.1x
Price/Book Ratio	2.3x	1.8x	2.6x
Return on Equity	12.0%	12.7%	17.2%
Earnings Growth
Rate	7.0%	9.3%	12.4%
Dividend Yield	1.4%	2.2%	1.9%
Foreign Holdings	18.0%	0.0%	0.0%
Turnover Rate
(Annualized)	84%	—	—
Ticker Symbol	VCVLX	—	—
Expense Ratio[1]	0.41%	—	—
30-Day SEC Yield	0.91%	—	—
Short-Term Reserves	0.8%	—	—

Sector Diversification (% of equity exposure)
			DJ
			U.S.
		Russell	Total
		3000	Market
		Value	FA
	Fund	Index	Index
Consumer Discretionary 15.5%		6.7%	12.8%
Consumer Staples	4.2	5.6	8.4
Energy	17.1	14.0	9.4
Financials	13.4	29.9	17.6
Health Care	13.7	12.8	13.0
Industrials	7.6	10.4	11.5
Information Technology 17.5		9.1	18.1
Materials	7.0	3.1	3.9
Other	0.5	0.0	0.0
Telecommunication
Services	0.3	2.3	2.2
Utilities	3.2	6.1	3.1

Volatility Measures
	Russell	DJ
	3000	U.S. Total
	Value	Market
	Index	FA Index
R-Squared	0.89	0.91
Beta	1.34	1.40
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Merck & Co. Inc.	Pharmaceuticals	3.0%
Groupon Inc.	Internet Retail	2.8
Pioneer Natural	Oil & Gas Exploration
Resources Co.	& Production	2.5
Cobalt International	Oil & Gas Exploration
Energy Inc.	& Production	2.3
SunEdison Inc.	Semiconductor
	Equipment	2.2
Bristol-Myers Squibb Co. Pharmaceuticals		1.8
Micron Technology Inc.	Semiconductors	1.8
MetLife Inc.	Life & Health
	Insurance	1.7
GT Advanced	Semiconductor
Technologies Inc.	Equipment	1.7
JPMorgan Chase & Co.	Diversified Banks	1.7
Top Ten		21.5%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated January 28, 2014, and represents estimated costs for the current fiscal year. For the six months ended March 31, 2014, the annualized expense ratio was 0.41%.

Capital Value Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 2003, Through March 31, 2014

Average Annual Total Returns: Periods Ended March 31, 2014

	Inception	One	Five	Ten
	Date	Year	Years	Years
Capital Value Fund	12/17/2001	33.96%	29.47%	8.62%

See Financial Highlights for dividend and capital gains information.

Capital Value Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (99.1%)
Consumer Discretionary (15.5%)
*,^	Groupon Inc. Class A	6,310,749	49,476
	GameStop Corp. Class A	662,697	27,237
	Dana Holding Corp.	881,255	20,507
*	Kate Spade & Co.	472,045	17,508
*	Outerwall Inc.	199,868	14,490
	PulteGroup Inc.	657,209	12,612
*	Office Depot Inc.	2,989,493	12,347
*	Francesca’s Holdings Corp.	658,928	11,953
	General Motors Co.	338,074	11,636
	Advance Auto Parts Inc.	88,941	11,251
*	Fiat SPA	885,417	10,322
	Time Warner Cable Inc.	65,500	8,985
*	Express Inc.	551,000	8,750
	Lennar Corp. Class A	213,060	8,441
	Quebecor Inc. Class B	336,900	8,228
^	Electrolux AB Class B	375,324	8,218
*	DIRECTV	78,900	6,030
*	Vera Bradley Inc.	204,800	5,528
*	Toll Brothers Inc.	120,800	4,337
*	DISH Network Corp.
	Class A	69,185	4,304
	GNC Holdings Inc. Class A	94,824	4,174
	Wyndham Worldwide
	Corp.	33,300	2,439
*	Tenneco Inc.	33,015	1,917
*	Restoration Hardware
	Holdings Inc.	22,391	1,648
			272,338
Consumer Staples (4.2%)
	Wal-Mart Stores Inc.	228,900	17,495
	Imperial Tobacco Group plc	382,865	15,482
	Mondelez International Inc.
	Class A	330,078	11,404
	Molson Coors Brewing Co.
	Class B	118,600	6,981
	Maple Leaf Foods Inc.	432,500	6,890

			Market
			Value
		Shares	($000)
	Treasury Wine Estates
	Ltd.	1,805,373	5,931
	Ingredion Inc.	76,900	5,235
	Bunge Ltd.	52,500	4,174
			73,592
Energy (17.0%)
	Pioneer Natural
	Resources Co.	239,315	44,785
*	Cobalt International
	Energy Inc.	2,179,015	39,920
	Trican Well Service Ltd.	2,081,477	26,341
	Canadian Natural
	Resources Ltd.	540,100	20,724
	Superior Energy Services
	Inc.	648,540	19,949
	National Oilwell Varco Inc.	244,200	19,016
*	Southwestern Energy Co.	331,100	15,234
*	McDermott International
	Inc.	1,796,853	14,051
	Halliburton Co.	219,000	12,897
	Exxon Mobil Corp.	130,400	12,737
^	Cameco Corp.	519,600	11,899
*	YPF SA ADR	314,751	9,808
	QEP Resources Inc.	312,200	9,191
	Anadarko Petroleum Corp.	91,000	7,713
	HollyFrontier Corp.	152,700	7,265
	Cabot Oil & Gas Corp.	211,600	7,169
*,^	Continental Resources Inc.	55,210	6,861
*	Karoon Gas Australia Ltd.	2,394,057	5,682
	Baker Hughes Inc.	77,900	5,065
	Inpex Corp.	187,300	2,432
			298,739
Financials (13.3%)
	MetLife Inc.	572,400	30,223
	JPMorgan Chase & Co.	487,200	29,578
	Wells Fargo & Co.	539,200	26,820
	American International
	Group Inc.	312,200	15,613

Capital Value Fund

			Market
			Value
		Shares	($000)
	PNC Financial Services
	Group Inc.	170,500	14,833
	AvalonBay Communities
	Inc.	103,100	13,539
	Reinsurance Group of
	America Inc. Class A	162,600	12,948
	Boston Properties Inc.	96,900	11,098
	Northern Trust Corp.	164,200	10,765
	Julius Baer Group Ltd.	239,847	10,652
	Equity Lifestyle Properties
	Inc.	214,900	8,736
	Principal Financial Group
	Inc.	186,000	8,554
	Plum Creek Timber Co.
	Inc.	150,100	6,310
	Citigroup Inc.	127,600	6,074
	Weyerhaeuser Co.	199,800	5,864
*	Realogy Holdings Corp.	130,800	5,683
	Hatteras Financial Corp.	254,200	4,792
	LPL Financial Holdings Inc.	89,300	4,692
*	Ocwen Financial Corp.	114,874	4,501
	Unum Group	80,900	2,856
			234,131
Health Care (13.6%)
	Merck & Co. Inc.	937,269	53,209
	Bristol-Myers Squibb Co.	624,723	32,454
	Aetna Inc.	252,200	18,907
*	Vertex Pharmaceuticals
	Inc.	251,379	17,778
*	Actavis plc	85,000	17,497
*	Medivation Inc.	269,207	17,329
*	TherapeuticsMD Inc.	2,415,071	15,239
	AstraZeneca plc ADR	198,277	12,864
	Eli Lilly & Co.	188,900	11,119
*,^	Arena Pharmaceuticals
	Inc.	1,661,093	10,465
	Roche Holding AG	32,168	9,675
*	Portola
	Pharmaceuticals Inc.	344,599	8,925
	Ono Pharmaceutical Co.
	Ltd.	73,785	6,414
*	Almirall SA	295,765	5,054
*	TESARO Inc.	106,500	3,140
			240,069
Industrials (7.6%)
	Owens Corning	498,419	21,517
*	HD Supply Holdings Inc.	559,033	14,619
	Textron Inc.	361,054	14,186
*	WESCO International Inc.	145,100	12,075
	ADT Corp.	353,646	10,592
*	Polypore International Inc.	286,908	9,815
	Knoll Inc.	508,000	9,240
	Norfolk Southern Corp.	84,600	8,220
	United Parcel Service Inc.
	Class B	80,500	7,839

			Market
			Value
		Shares	($000)
	Rexel SA	236,116	6,193
*	Armstrong World
	Industries Inc.	113,781	6,059
*	XPO Logistics Inc.	179,586	5,282
	KBR Inc.	164,325	4,384
*,^	Westport Innovations Inc.	255,264	3,696
			133,717
Information Technology (17.4%)
*	SunEdison Inc.	2,034,117	38,323
*	Micron Technology Inc.	1,343,277	31,782
*,^	GT Advanced
	Technologies Inc.	1,764,681	30,088
	Activision Blizzard Inc.	1,424,411	29,115
	EMC Corp.	639,100	17,518
	Maxim Integrated
	Products Inc.	522,000	17,289
*	Teradata Corp.	346,900	17,064
*	Yahoo! Inc.	417,435	14,986
*	Skyworks Solutions Inc.	387,300	14,531
*	UBISOFT Entertainment	786,224	14,059
	Sumco Corp.	1,782,155	13,807
*	Akamai Technologies Inc.	234,613	13,657
	Samsung Electronics Co.
	Ltd.	8,816	11,145
	Cisco Systems Inc.	488,200	10,940
*	GCL-Poly Energy
	Holdings Ltd.	25,973,655	9,396
	Booz Allen Hamilton
	Holding Corp. Class A	326,367	7,180
*,^	Angie’s List Inc.	507,683	6,184
*	Hollysys Automation
	Technologies Ltd.	241,069	5,193
*	Arrow Electronics Inc.	82,100	4,873
			307,130
Materials (7.0%)
	Norbord Inc.	652,870	17,203
	Reliance Steel &
	Aluminum Co.	225,000	15,899
	Wacker Chemie AG	116,380	14,206
	Cabot Corp.	187,170	11,054
	Celanese Corp. Class A	193,500	10,741
*	Louisiana-Pacific Corp.	619,898	10,458
	Methanex Corp.	160,644	10,272
	AuRico Gold Inc.	1,642,335	7,144
^	Rio Tinto plc ADR	125,300	6,995
	Ball Corp.	112,200	6,150
	Barrick Gold Corp.	197,400	3,520
	OCI Co. Ltd.	19,458	3,255
*	Continental Gold Ltd.	940,385	3,249
*,^	Allied Nevada Gold Corp.	673,702	2,904
			123,050
Other (0.1%)
*,1	Allstar Co-Invest LLC
	Private Placement	NA	2,352

Capital Value Fund

		Market
		Value
	Shares	($000)
Telecommunication Services (0.2%)
Vodafone Group plc	688,661	2,533
* T-Mobile US Inc.	60,350	1,993
		4,526
Utilities (3.2%)
Xcel Energy Inc.	417,200	12,666
Edison International	199,200	11,277
NRG Energy Inc.	338,688	10,770
Snam SPA	1,698,095	9,947
Entergy Corp.	100,300	6,705
PG&E Corp.	112,600	4,864
		56,229
Total Common Stocks
(Cost $1,483,714)		1,745,873
Preferred Stocks (0.4%)
*,2 Lithium Technologies Inc.
Pfd. (Cost $5,828)	1,195,700	5,823
Temporary Cash Investments (3.0%)
Money Market Fund (2.3%)
[3,4] Vanguard Market
Liquidity Fund,
0.122%	39,947,500	39,948

	Face
	Amount
	($000)
Repurchase Agreements (0.7%)
RBS Securities, Inc.
0.050%, 4/1/14 (Dated
3/31/14, Repurchase Value
$10,300,000, collateralized
by U.S. Treasury Note/Bond
2.750%, 2/15/24, with a
value of $10,507,000)	10,300	10,300

	Face	Market
	Amount	Value
	($000)	($000)
Deutsche Bank Securities, Inc.
0.120%, 4/1/14 (Dated
3/31/14, Repurchase Value
$3,000,000, collateralized
by Federal National
Mortgage Assn. 0.650%,
12/27/16, with a value of
$3,061,000)	3,000	3,000
		13,300
Total Temporary Cash Investments
(Cost $53,248)		53,248
Total Investments (102.5%)
(Cost $1,542,790)		1,804,944
Other Assets and Liabilities (-2.5%)
Other Assets		19,580
Liabilities[4]		(62,789)
		(43,209)
Net Assets (100%)
Applicable to 116,278,986 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		1,761,735
Net Asset Value Per Share		$15.15

At March 31, 2014, net assets consisted of:
		Amount
		($000)
Paid-in Capital		1,409,845
Undistributed Net Investment Income		5,300
Accumulated Net Realized Gains		84,426
Unrealized Appreciation (Depreciation)
Investment Securities		262,154
Foreign Currencies		10
Net Assets		1,761,735

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $38,000,000.
1 Restricted security represents 0.1% of net assets. Shares not applicable for this private placement.
2 Restricted security represents 0.4% of net assets.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $39,948,000 of collateral received for securities on loan.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Capital Value Fund

Statement of Operations

Six Months Ended
March 31, 2014
($000)
Investment Income
Income
Dividends[1]	13,053
Interest	5
Securities Lending	953
Total Income	14,011
Expenses
Investment Advisory Fees—Note B
Basic Fee	1,572
Performance Adjustment	(324)
The Vanguard Group—Note C
Management and Administrative	1,624
Marketing and Distribution	118
Custodian Fees	55
Shareholders’ Reports	8
Trustees’ Fees and Expenses	1
Total Expenses	3,054
Expenses Paid Indirectly	(47)
Net Expenses	3,007
Net Investment Income	11,004
Realized Net Gain (Loss)
Investment Securities Sold	102,250
Foreign Currencies	(65)
Realized Net Gain (Loss)	102,185
Change in Unrealized Appreciation (Depreciation)
Investment Securities	94,513
Foreign Currencies	5
Change in Unrealized Appreciation (Depreciation)	94,518
Net Increase (Decrease) in Net Assets Resulting from Operations	207,707
1 Dividends are net of foreign withholding taxes of $377,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Capital Value Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	11,004	9,444
Realized Net Gain (Loss)	102,185	150,343
Change in Unrealized Appreciation (Depreciation)	94,518	137,098
Net Increase (Decrease) in Net Assets Resulting from Operations	207,707	296,885
Distributions
Net Investment Income	(10,580)	(11,997)
Realized Capital Gain[1]	(130,762)	—
Total Distributions	(141,342)	(11,997)
Capital Share Transactions
Issued	521,602	561,923
Issued in Lieu of Cash Distributions	134,688	11,409
Redeemed	(210,087)	(267,600)
Net Increase (Decrease) from Capital Share Transactions	446,203	305,732
Total Increase (Decrease)	512,568	590,620
Net Assets
Beginning of Period	1,249,167	658,547
End of Period[2]	1,761,735	1,249,167

1 Includes fiscal 2014 short-term gain distributions totaling $94,545,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed net investment income of $5,300,000 and $4,941,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Capital Value Fund

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$14.57	$10.58	$8.59	$9.62	$8.60	$6.75
Investment Operations
Net Investment Income	. 099[1]	.138	.155	.109	.066	.046
Net Realized and Unrealized Gain (Loss)
on Investments	1.964	4.051	2.075	(1.054)	.987	1.883
Total from Investment Operations	2.063	4.189	2.230	(.945)	1.053	1.929
Distributions
Dividends from Net Investment Income	(.111)	(.199)	(.100)	(. 085)	(. 033)	(. 079)
Distributions from Realized Capital Gains	(1.372)	—	(.140)	—	—	—
Total Distributions	(1.483)	(.199)	(. 240)	(. 085)	(. 033)	(. 079)
Net Asset Value, End of Period	$15.15	$14.57	$10.58	$8.59	$9.62	$8.60

Total Return[2]	15.20%	40.21%	26.50%	-10.00%	12.26%	29.47%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,762	$1,249	$659	$613	$693	$743
Ratio of Total Expenses to
Average Net Assets[3]	0.41%	0.41%	0.47%	0.58%	0.44%	0.45%
Ratio of Net Investment Income to
Average Net Assets	1.36%[1]	1.03%	1.42%	0.87%	0.65%	0.78%
Portfolio Turnover Rate	84%	132%	123%	149%	211%	300%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Net investment income per share and the ratio of net investment income to average net assets include $.018 and 0.14%, respectively, resulting from income received from Vodafone Group plc in the form of cash and shares in Verizon Communications Inc. in February 2014.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of (0.04%), (0.05%), 0.01%, 0.11%, (0.02%), and (0.06%).

See accompanying Notes, which are an integral part of the Financial Statements.

Capital Value Fund

Notes to Financial Statements

Vanguard Capital Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2010–2013), and for the period ended March 31, 2014, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

Capital Value Fund

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement which may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility, which are allocated to the funds in accordance with a methodology approved by the board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the Federal Funds Rate or LIBOR Reference Rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2014, or at any time during the period then ended.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, LLP provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to the Dow Jones U.S. Total Stock Market Float Adjusted Index. For the six months ended March 31, 2014, the investment advisory fee represented an effective annual basic rate of 0.21% of the fund’s average net assets before a decrease of $324,000 (0.04%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2014, the fund had contributed capital of $180,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.07% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

Capital Value Fund

D. The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the six months ended March 31, 2014, these arrangements reduced the fund’s expenses by $47,000 (an annual rate of 0.01% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of March 31, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,579,118	164,403	2,352
Preferred Stocks	—	—	5,823
Temporary Cash Investments	39,948	13,300	—
Total	1,619,066	177,703	8,175

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended March 31, 2014, the fund realized net foreign currency losses of $65,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

At March 31, 2014, the cost of investment securities for tax purposes was $1,542,905,000. Net unrealized appreciation of investment securities for tax purposes was $262,039,000, consisting of unrealized gains of $309,812,000 on securities that had risen in value since their purchase and $47,773,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended March 31, 2014, the fund purchased $946,382,000 of investment securities and sold $632,861,000 of investment securities, other than temporary cash investments.

Capital Value Fund

H. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2014	September 30, 2013
	Shares	Shares
	(000)	(000)
Issued	35,067	43,648
Issued in Lieu of Cash Distributions	9,803	1,038
Redeemed	(14,320)	(21,229)
Net Increase (Decrease) in Shares Outstanding	30,550	23,457

I. Management has determined that no material events or transactions occurred subsequent to March 31, 2014, that would require recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended March 31, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Capital Value Fund	9/30/2013	3/31/2014	Period
Based on Actual Fund Return	$1,000.00	$1,152.04	$2.20
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.89	2.07

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.41%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Capital Value Fund has renewed the fund’s investment advisory arrangement with Wellington Management Company, LLP (Wellington Management). The board determined that renewing the fund’s advisory arrangement was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional investment managers. The advisor seeks long-term capital appreciation in a relatively concentrated portfolio of undervalued stocks across the capitalization spectrum. Using an opportunistic and contrarian approach, two portfolio managers invest in stocks that they consider to be undervalued. The advisor relies on the depth and experience of its industry analysts to uncover stocks that are undervalued relative to their potential earnings prospects, asset values, or dividends. The firm has advised the fund since the fund’s inception in 2001.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of the breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital.
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the	Amy Gutmann
Board. Principal Occupation(s) During the Past Five	Born 1949. Trustee Since June 2006. Principal
Years: Chairman of the Board of The Vanguard Group,	Occupation(s) During the Past Five Years: President of
Inc., and of each of the investment companies served	the University of Pennsylvania; Christopher H. Browne
by The Vanguard Group, since January 2010; Director	Distinguished Professor of Political Science, School of
of The Vanguard Group since 2008; Chief Executive	Arts and Sciences, and Professor of Communication,
Officer and President of The Vanguard Group, and of	Annenberg School for Communication, with secondary
each of the investment companies served by The	faculty appointments in the Department of Philosophy,
Vanguard Group, since 2008; Director of Vanguard	School of Arts and Sciences, and at the Graduate
Marketing Corporation; Managing Director of The	School of Education, University of Pennsylvania;
Vanguard Group (1995–2008).	Trustee of the National Constitution Center; Chair
of the Presidential Commission for the Study of
Bioethical Issues.
IndependentTrustees
JoAnn Heffernan Heisen
Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal	Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Executive	Occupation(s) During the Past Five Years: Corporate
Chief Staff and Marketing Officer for North America	Vice President and Chief Global Diversity Officer
and Corporate Vice President (retired 2008) of Xerox	(retired 2008) and Member of the Executive
Corporation (document management products and	Committee (1997–2008) of Johnson & Johnson
services); Executive in Residence and 2009–2010	(pharmaceuticals/medical devices/consumer
Distinguished Minett Professor at the Rochester	products); Director of Skytop Lodge Corporation
Institute of Technology; Director of SPX Corporation	(hotels), the University Medical Center at Princeton,
(multi-industry manufacturing), the United Way of	the Robert Wood Johnson Foundation, and the Center
Rochester, Amerigroup Corporation (managed health	for Talent Innovation; Member of the Advisory Board
care), the University of Rochester Medical Center,	of the Maxwell School of Citizenship and Public Affairs
Monroe Community College Foundation, and North	at Syracuse University.
Carolina A&T University.
F. Joseph Loughrey
Born 1949. Trustee Since October 2009. Principal
Rajiv L. Gupta	Occupation(s) During the Past Five Years: President
Born 1945. Trustee Since December 2001.[2]	and Chief Operating Officer (retired 2009) of Cummins
Principal Occupation(s) During the Past Five Years:	Inc. (industrial machinery); Chairman of the Board
Chairman and Chief Executive Officer (retired 2009)	of Hillenbrand, Inc. (specialized consumer services),
and President (2006–2008) of Rohm and Haas Co.	and of Oxfam America; Director of SKF AB (industrial
(chemicals); Director of Tyco International, Ltd.	machinery), Hyster-Yale Materials Handling, Inc.
(diversified manufacturing and services), Hewlett-	(forklift trucks), the Lumina Foundation for Education,
Packard Co. (electronic computer manufacturing),

and the V Foundation for Cancer Research; Member	Executive Officers
of the Advisory Council for the College of Arts and
Letters and of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies, both at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer (retired 2013)
at IBM (information technology services); Fiduciary	Thomas J. Higgins
Member of IBM’s Retirement Plan Committee (2004–	Born 1957. Chief Financial Officer Since September
2013); Member of the Council on Chicago Booth.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Board Member of TIFF Advisory Services, Inc.	Occupation(s) During the Past Five Years: Principal of
(investment advisor); Member of the Investment	The Vanguard Group, Inc.; Treasurer of each of the
Advisory Committees of the Financial Industry	investment companies served by The Vanguard
Regulatory Authority (FINRA) and of Major League	Group; Assistant Treasurer of each of the investment
Baseball.	companies served by The Vanguard Group (1988–2008).

André F. Perold	Heidi Stam
Born 1952. Trustee Since December 2004. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Managing
Gund Professor of Finance and Banking, Emeritus	Director of The Vanguard Group, Inc.; General Counsel
at the Harvard Business School (retired 2011);	of The Vanguard Group; Secretary of The Vanguard
Chief Investment Officer and Managing Partner of	Group and of each of the investment companies
HighVista Strategies LLC (private investment firm);	served by The Vanguard Group; Director and Senior
Director of Rand Merchant Bank; Overseer of the	Vice President of Vanguard Marketing Corporation.
Museum of Fine Arts Boston.
Vanguard Senior ManagementTeam
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	Chris D. McIsaac
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Michael S. Miller
President, and Chief Executive Officer of NACCO	Paul A. Heller	James M. Norris
Industries, Inc. (housewares/lignite), and of Hyster-	Martha G. King	Glenn W. Reed
Yale Materials Handling, Inc. (forklift trucks); Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland.

Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President	John J. Brennan
and Chief Operating Officer (retired 2010) of Corning	Chairman, 1996–2009
Incorporated (communications equipment); Trustee of	Chief Executive Officer and President, 1996–2008
Colby-Sawyer College; Member of the Advisory Board
of the Norris Cotton Cancer Center and of the Advisory	Founder
Board of the Parthenon Group (strategy consulting).
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2014 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q3282 052014

Semiannual Report | March 31, 2014

Vanguard Short-Term Inflation-Protected Securities Index Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Fund Profile.	8
Performance Summary.	9
Financial Statements.	10
About Your Fund’s Expenses.	22
Trustees Approve Advisory Arrangement.	24
Glossary.	25

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: The ship’s wheel represents leadership and guidance, essential qualities in navigating difficult seas.
This one is a replica based on an 18th-century British vessel. The HMSVanguard, another ship of that era, served as the flagship for British Admiral Horatio Nelson when he defeated a French fleet at the Battle of the Nile.

Your Fund’s Total Returns

Six Months Ended March 31, 2014
	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Short-Term Inflation-Protected Securities Index Fund
Investor Shares	-1.49%	-0.16%	0.05%	-0.11%
Admiral™ Shares	-1.39	-0.10	0.04	-0.06
Institutional Shares	-1.36	-0.10	0.08	-0.02
ETF Shares	-1.39
Market Price				-0.13
Net Asset Value				-0.05
Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0–5
Year Index				0.01
Inflation-Protected Bond Funds Average				-0.05
Inflation-Protected Bond Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements. Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the Nasdaq exchange and are available only through brokers. The table provides ETF returns based on both the Nasdaq market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Your Fund’s Performance at a Glance
September 30, 2013, Through March 31, 2014
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Short-Term Inflation-Protected
Securities Index Fund
Investor Shares	$24.75	$24.72	$0.004	$0.000
Admiral Shares	24.77	24.74	0.014	0.000
Institutional Shares	24.77	24.75	0.016	0.000
ETF Shares	49.36	49.31	0.023	0.000

1

Chairman’s Letter

Dear Shareholder,

In its second year of operation, Vanguard Short-Term Inflation-Protected Securities Index Fund returned –0.11% for Investor Shares for the six months ended March 31, 2014.

The fund’s return was slightly lower than that of its benchmark index (0.01%). As an index fund, the fund seeks to track its benchmark index as closely as possible. This objective was met, because the difference between the two return figures can be attributed to the fund’s expenses. An index, of course, has no operating costs factored into its returns.

Bonds reclaimed lost ground following a difficult stretch
Over the six months, the broad U.S. taxable bond market returned 1.70%, a welcome result in view of the market’s struggles for much of calendar-year 2013. The yield of the 10-year Treasury note finished the half year at 2.72%, up from 2.63% at September’s end, but down from nearly 3% on December 31. (Bond prices and yields move in opposite directions.)

Many bond investors have been focusing on the possibility of interest rates moving higher and the negative effect that would have on bond prices. However, there’s a flip side to rising rates. As noted recently by the new head of our Fixed Income Group, Greg Davis, long-term investors can benefit over time because “you’re going to be reinvesting those coupon payments and principal payments at higher rates.”

2

Municipal bonds returned 3.65% for the six months, another major improvement over calendar-year 2013, as investors waded back into the muni market; many had fled last year when challenges surfaced for some issuers. For money market and savings accounts, returns remained meager because of the Fed’s target of 0%–0.25% for short-term interest rates.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned 2.05%.

Despite recent choppiness, U.S. stocks were productive
The broad U.S. stock market recorded a gain of about 12% for the six months ended March 31, although its path became increasingly rocky over the period’s second half. Corporate earnings, for the most part, continued to rise as the U.S. economy showed modest growth.

While the Federal Reserve’s stimulative bond-buying program has helped support the market for several years, since January the Fed has been making monthly cuts in its purchases, creating some apprehension among investors. Slow economic growth in China and the conflict in Ukraine have also caused market turbulence.

International stocks returned about 5%. The developed markets of Europe, where there’s been some improvement in the economy, posted a strong advance, while

Market Barometer
			Total Returns
		Periods Ended March 31, 2014
	Six	One	Five Years
	Months	Year	(Annualized)
Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable
market)	1.70%	-0.10%	4.80%
Barclays Municipal Bond Index (Broad tax-exempt market)	3.65	0.39	5.71
Citigroup Three-Month U.S. Treasury Bill Index	0.00	0.05	0.08

Stocks
Russell 1000 Index (Large-caps)	12.48%	22.41%	21.73%
Russell 2000 Index (Small-caps)	9.94	24.90	24.31
Russell 3000 Index (Broad U.S. market)	12.28	22.61	21.93
FTSE All-World ex US Index (International)	5.25	12.50	15.93

CPI
Consumer Price Index	0.92%	1.51%	2.13%

3

the developed markets of the Pacific region and emerging markets had weaker results.

Demand for short-term TIPS rose, lowering their negative yields further

As shown in the Your Fund’s Total Returns table on page 1, the return of the Short-Term Inflation-Protected Securities Index Fund came from the combination of a negative income return and a positive capital (price) return. The negative income return was a function of deflation and amortization adjustments to some of the fund’s securities.

Investors bid up the prices of short-term Treasury inflation-protected securities, reflecting concern that the U.S. economy may be poised for a higher rate of growth, which could raise inflation from its currently low levels. This increased demand for short-term TIPS resulted in higher prices and continued negative yields on TIPS with maturities of five years or less. The SEC yields as of March 31 for the various share classes of the fund were a bit lower than –1.35%. (The SEC yield for the fund is expressed as a real yield, which may be interpreted as the real income likely to be earned by the fund in addition to any future inflation adjustments. Yields of funds holding regular bonds are expressed in nominal terms, because they are not adjusted for inflation.)

Since the fund’s inception in October 2012, it has posted negative yields, reflecting the market’s concern that future inflation will

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	Admiral	Institutional	ETF	Peer Group
	Shares	Shares	Shares	Shares	Average
Short-Term Inflation-Protected
Securities Index Fund	0.20%	0.10%	0.07%	0.10%	0.77%

The fund expense ratios shown are from the prospectus dated January 28, 2014, and represent estimated costs for the current fiscal year. For the six months ended March 31, 2014, the fund’s annualized expense ratios were 0.20% for Investor Shares, 0.10% for Admiral Shares, 0.07% for Institutional Shares, and 0.10% for ETF Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2013.

Peer group: Inflation-Protected Bond Funds.

4

be higher than currently indicated by inflation measures. Investors have been willing to pay a premium for inflation-protected securities, producing negative yields, with the expectation that inflation adjustments in the future will generate positive returns.

During the six-month period, the yields of nominal Treasuries rose modestly across most of the maturity spectrum, while inflation remained low.

Although future inflation is unknown, the fund offers protection nonetheless

Of course, the future direction of inflation is unknown, and market expectations constantly change. As of March 31, investors projected an average annual rate of inflation over the next five years of 1.89%, a figure slightly higher than that of six months ago. This projection is based on the so-called break-even inflation rate, which represents the difference in the yields of inflation-protected Treasury securities and nominal Treasury securities.

Vanguard, along with most observers, does not expect inflation in the short run to be much above market expectations. If inflation should increase more than anticipated, shareholders can experience the benefit of TIPS’ built-in inflation protection. However, if rising inflation were to cause the Federal Reserve to raise rates, TIPS, like other bonds, could experience declining prices along with higher yields.

Yields of U.S. Treasury Securities
As of March 31, 2014
	Inflation-Protected	Nominal
Maturity	Securities	Securities
2 years	-1.17%	0.45%
3 years	-0.81	0.91
5 years	-0.17	1.75
10 years	0.68	2.72
30 years	1.35	3.55
Source: Vanguard.

5

The bottom line for TIPS investors—or for all bond investors, for that matter—is that the direction of inflation or interest rates is impossible to predict with certainty. Shifting economic trends, interest rates, and inflation expectations can trigger a variety of cross-currents in the TIPS market. But no matter what the economy and the markets do, your fund is designed to provide a Treasury-backed hedge against whatever inflation may occur in the future.

The appeal of low-cost investing is growing

Minimizing investment costs is a critical part of every investor’s toolkit. Why? Because every dollar paid for fund management expenses is simply a dollar less that can work on your behalf.

Put another way, the lower your mutual fund’s costs, the greater your share of the fund’s return.
Not surprisingly, research indicates that lower-cost investments have tended to outperform their higher-cost counterparts.

Investors are catching on to the value of lower-cost mutual funds. Funds with lower expense ratios dominated in attracting investment dollars over the decade ended December 31, 2012, according to a Vanguard research paper titled Costs Matter: Are Fund Investors Voting With
Their Feet? (You can read the paper at vanguard.com/matter.) And, as the chart below shows,
Vanguard’s leadership in keeping down costs for investors seems to have encouraged the industry to reduce its average costs—at least over the past decade.

Even so, Vanguard’s average expenses continue to be less than one-fifth the industry average:
0.19% versus 1.08% (as of December 31, 2013). That cost difference remains a powerful tool in the hands of Vanguard clients.

Vanguard fund costs remain far below industry average

Industry average expense ratio
Vanguard average expense ratio

Sources: Vanguard and Lipper, a Thomson Reuters Company.

6

Bob Auwaerter’s retirement marks the end of a remarkable era

In mid-September 2008, about two weeks after I succeeded Jack Brennan as Vanguard’s chief executive officer, Lehman Brothers went bankrupt, igniting the nation’s worst financial crisis in 70 years. It was, to put it mildly, an extremely challenging time. Through it all, I was able to depend on Robert F. Auwaerter, who retired recently as principal and head of Vanguard Fixed Income Group, for his strong command in leading the group through these treacherous conditions.

Although that was a difficult period for Vanguard and the industry, it was far from the only time I was grateful to have Bob at the helm of our bond group. Bob joined Vanguard in 1981. He was an original member of the three-person Fixed Income Group, headed by Ian MacKinnon. Over the years, he held various leadership roles in the department, and he eventually succeeded Ian as its head in 2003. He earned a reputation at Vanguard and within the industry as an extremely dedicated, honest, and insightful decision-maker and leader.

The Fixed Income Group that Bob helped start had total initial assets of about $1.3 billion in seven funds. He tracked his positions in the two funds he managed on index cards stored in a small metal box. Thirty-two years later, the 120-person group oversees $750 billion, which constitutes nearly one-third of Vanguard’s assets under management.

On behalf of our clients, I thank Bob for more than three decades of exemplary service and wish him the best in his retirement.

We’re fortunate that Greg Davis has become the head of the Fixed Income Group. Greg was chief investment officer for the Asia Pacific region and a director of Vanguard Investments Australia. He joined Vanguard in 1999 and has also served as head of bond indexing and a senior portfolio manager in the Fixed Income Group. Greg is an eminently qualified successor and has a strong commitment to the Vanguard way of investing. I couldn’t be more confident in his ability to lead the Fixed Income Group and its deep and talented team.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
April 10, 2014

7

Short-Term Inflation-Protected Securities Index Fund

Fund Profile
As of March 31, 2014

Share-Class Characteristics
	Investor	Admiral	Institutional
	Shares	Shares	Shares	ETF Shares
Ticker Symbol	VTIPX	VTAPX	VTSPX	VTIP
Expense Ratio[1]	0.20%	0.10%	0.07%	0.10%
30-Day SEC Yield[2]	-1.49%	-1.39%	-1.36%	-1.39%

Financial Attributes

		Barclays	Barclays
		TIPS	Aggregate
		0-5 Year	Bond
	Fund	Index	Index
Number of Bonds	16	15	8,732
Yield to Maturity
(before expenses)	0.8%	0.7%	2.4%
Average Coupon	1.1%	1.2%	3.3%
Average Duration	2.4 years	2.4 years	5.7 years
Average Effective
Maturity	2.4 years	2.4 years	7.7 years
Short-Term
Reserves	0.0%	—	—

Sector Diversification (% of portfolio)
Treasury/Agency			100.0%

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Distribution by Credit Quality (% of portfolio)
U.S. Government	100.0%
For information about these ratings, see the Glossary entry for
Credit Quality.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	17.3%
1 - 3 Years	39.2
3 - 5 Years	43.5

Investment Focus

1 The expense ratios shown are from the prospectus dated January 28, 2014, and represent estimated costs for the current fiscal year. For the six months ended March 31, 2014, the fund’s annualized expense ratios were 0.20% for Investor Shares, 0.10% for Admiral Shares, 0.07% for Institutional Shares, and 0.10% for ETF Shares.

2 Yields of inflation-protected securities tend to be lower than those of bonds, because the former do not incorporate market expectations about inflation. The principal amounts—and thus the interest payments—of inflation-protected securities are adjusted over time to reflect inflation.

8

Short-Term Inflation-Protected Securities Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): October 16, 2012, Through March 31, 2014
					Barclays
					TIPS
					0-5 Year
			Investor Shares		Index
Fiscal Year		Income Returns	Capital Returns	Total Returns	Total Returns
2013		0.09%	-1.00%	-0.91%	-1.20%
2014		-0.16	0.05	-0.11	0.01
Note: For 2014, performance data reflect the six months ended March 31, 2014.

Average Annual Total Returns: Periods Ended March 31, 2014

					Since Inception
	Inception Date	One Year	Income	Capital	Total
Investor Shares	10/16/2012	-1.97%	0.07%	-0.77%	-0.70%
Admiral Shares	10/16/2012	-1.89	0.11	-0.72	-0.61
Institutional Shares	10/17/2012	-1.84	0.11	-0.66	-0.55
ETF Shares	10/12/2012
Market Price		-1.90			-0.57
Net Asset Value		-1.88			-0.61

See Financial Highlights for dividend and capital gains information.

9

Short-Term Inflation-Protected Securities Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (99.7%)
U.S. Government Securities (99.7%)
United States Treasury Inflation Indexed Bonds	1.250%	4/15/14	353,098	390,951
United States Treasury Inflation Indexed Bonds	2.000%	7/15/14	440,199	555,120
United States Treasury Inflation Indexed Bonds	1.625%	1/15/15	439,843	552,802
United States Treasury Inflation Indexed Bonds	0.500%	4/15/15	491,713	541,615
United States Treasury Inflation Indexed Bonds	1.875%	7/15/15	393,708	496,475
United States Treasury Inflation Indexed Bonds	2.000%	1/15/16	393,526	492,197
United States Treasury Inflation Indexed Bonds	0.125%	4/15/16	880,110	958,048
United States Treasury Inflation Indexed Bonds	2.500%	7/15/16	392,058	495,410
United States Treasury Inflation Indexed Bonds	2.375%	1/15/17	339,461	431,280
United States Treasury Inflation Indexed Bonds	0.125%	4/15/17	1,019,043	1,079,161
United States Treasury Inflation Indexed Bonds	2.625%	7/15/17	299,157	378,100
United States Treasury Inflation Indexed Bonds	1.625%	1/15/18	319,058	386,806
United States Treasury Inflation Indexed Bonds	0.125%	4/15/18	1,152,967	1,193,871
United States Treasury Inflation Indexed Bonds	1.375%	7/15/18	324,029	381,476
United States Treasury Inflation Indexed Bonds	2.125%	1/15/19	300,275	365,436
Total U.S. Government and Agency Obligations (Cost $8,708,109)				8,698,748

			Shares
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund (Cost $463)	0.122%		462,632	463
Total Investments (99.7%) (Cost $8,708,572)				8,699,211
Other Assets and Liabilities (0.3%)
Other Assets				156,411
Liabilities				(131,857)
				24,554
Net Assets (100%)				8,723,765

10

Short-Term Inflation-Protected Securities Index Fund

At March 31, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	8,767,384
Overdistributed Net Investment Income	(31,506)
Accumulated Net Realized Losses	(2,752)
Unrealized Appreciation (Depreciation)	(9,361)
Net Assets	8,723,765

Investor Shares—Net Assets
Applicable to 167,610,997 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	4,142,595
Net Asset Value Per Share—Investor Shares	$24.72

Admiral Shares—Net Assets
Applicable to 49,282,210 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,219,190
Net Asset Value Per Share—Admiral Shares	$24.74

Institutional Shares—Net Assets
Applicable to 90,342,046 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	2,235,572
Net Asset Value Per Share—Institutional Shares	$24.75

ETF Shares—Net Assets
Applicable to 22,844,558 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,126,408
Net Asset Value Per Share—ETF Shares	$49.31

See Note A in Notes to Financial Statements.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

11

Short-Term Inflation-Protected Securities Index Fund

Statement of Operations

Six Months Ended
March 31, 2014
($000)
Investment Income
Income
Interest Income (Loss)[1]	(24,473)
Total Income (Loss)	(24,473)
Expenses
The Vanguard Group—Note B
Investment Advisory Services	89
Management and Administrative—Investor Shares	3,534
Management and Administrative—Admiral Shares	379
Management and Administrative—Institutional Shares	424
Management and Administrative—ETF Shares	373
Marketing and Distribution—Investor Shares	279
Marketing and Distribution—Admiral Shares	99
Marketing and Distribution—Institutional Shares	159
Marketing and Distribution—ETF Shares	124
Custodian Fees	26
Shareholders’ Reports—Investor Shares	6
Shareholders’ Reports—Admiral Shares	16
Shareholders’ Reports—Institutional Shares	1
Shareholders’ Reports—ETF Shares	18
Trustees’ Fees and Expenses	3
Total Expenses	5,530
Net Investment Income (Loss)	(30,003)
Realized Net Gain (Loss) on Investment Securities Sold	6,863
Change in Unrealized Appreciation (Depreciation) of Investment Securities	15,958
Net Increase (Decrease) in Net Assets Resulting from Operations	(7,182)
1 Interest income from an affiliated company of the fund was $48,000.

See accompanying Notes, which are an integral part of the Financial Statements.

12

Short-Term Inflation-Protected Securities Index Fund

Statement of Changes in Net Assets

		October 12,
	Six Months Ended	2012[1] to
	March 31,	September 30,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income (Loss)	(30,003)	1,349
Realized Net Gain (Loss)	6,863	(6,646)
Change in Unrealized Appreciation (Depreciation)	15,958	(25,319)
Net Increase (Decrease) in Net Assets Resulting from Operations	(7,182)	(30,616)
Distributions
Net Investment Income
Investor Shares	(617)	(1)
Admiral Shares	(569)	(31)
Institutional Shares	(1,074)	(7)
ETF Shares	(506)	(94)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Institutional Shares	—	—
ETF Shares	—	—
Total Distributions	(2,766)	(133)
Capital Share Transactions
Investor Shares	445,630	3,715,452
Admiral Shares	445,128	779,496
Institutional Shares	976,162	1,265,515
ETF Shares	160,667	976,412
Net Increase (Decrease) from Capital Share Transactions	2,027,587	6,736,875
Total Increase (Decrease)	2,017,639	6,706,126
Net Assets
Beginning of Period	6,706,126	—
End of Period[2]	8,723,765	6,706,126

1 Inception.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($31,506,000) and $1,217,000.

See accompanying Notes, which are an integral part of the Financial Statements.

13

Short-Term Inflation-Protected Securities Index Fund

Financial Highlights

Investor Shares
	Six Months	Oct. 16,
	Ended	2012[1] to
	March 31,	Sept. 30,
For a Share Outstanding Throughout Each Period	2014	2013
Net Asset Value, Beginning of Period	$24.75	$25.00
Investment Operations
Net Investment Income (Loss)	(. 093)	. 015
Net Realized and Unrealized Gain (Loss) on Investments	.067	(.241)
Total from Investment Operations	(. 026)	(. 226)
Distributions
Dividends from Net Investment Income	(.004)	(.024)
Distributions from Realized Capital Gains	—	—
Total Distributions	(.004)	(.024)
Net Asset Value, End of Period	$24.72	$24.75

Total Return[2]	-0.11%	-0.91%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,143	$3,702
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%[3]
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.84%)	0.01%[3]
Portfolio Turnover Rate [4]	19%	13%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Short-Term Inflation-Protected Securities Index Fund

Financial Highlights

Admiral Shares
	Six Months	Oct. 16,
	Ended	2012[1] to
	March 31,	Sept. 30,
For a Share Outstanding Throughout Each Period	2014	2013
Net Asset Value, Beginning of Period	$24.77	$25.00
Investment Operations
Net Investment Income (Loss)	(. 080)	. 025
Net Realized and Unrealized Gain (Loss) on Investments	.064	(.229)
Total from Investment Operations	(. 016)	(. 204)
Distributions
Dividends from Net Investment Income	(.014)	(.026)
Distributions from Realized Capital Gains	—	—
Total Distributions	(.014)	(.026)
Net Asset Value, End of Period	$24.74	$24.77

Total Return[2]	-0.06%	-0.82%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,219	$776
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%[3]
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.74%)	0.11%[3]
Portfolio Turnover Rate [4]	19%	13%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Short-Term Inflation-Protected Securities Index Fund

Financial Highlights

Institutional Shares
	Six Months	Oct. 17,
	Ended	2012[1] to
	March 31,	Sept. 30,
For a Share Outstanding Throughout Each Period	2014	2013
Net Asset Value, Beginning of Period	$24.77	$24.99
Investment Operations
Net Investment Income (Loss)	(. 076)	. 026
Net Realized and Unrealized Gain (Loss) on Investments	.072	(.220)
Total from Investment Operations	(. 004)	(.194)
Distributions
Dividends from Net Investment Income	(.016)	(.026)
Distributions from Realized Capital Gains	—	—
Total Distributions	(.016)	(.026)
Net Asset Value, End of Period	$24.75	$24.77

Total Return[2]	-0.02%	-0.78%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,236	$1,262
Ratio of Total Expenses to Average Net Assets	0.07%	0.07%[3]
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.71%)	0.14%[3]
Portfolio Turnover Rate [4]	19%	13%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Short-Term Inflation-Protected Securities Index Fund

Financial Highlights

ETF Shares
	Six Months	Oct. 12,
	Ended	2012[1] to
	March 31,	Sept. 30,
For a Share Outstanding Throughout Each Period	2014	2013
Net Asset Value, Beginning of Period	$49.36	$49.83
Investment Operations
Net Investment Income (Loss)	(.161)	. 065
Net Realized and Unrealized Gain (Loss) on Investments	.134	(.483)
Total from Investment Operations	(.027)	(.418)
Distributions
Dividends from Net Investment Income	(.023)	(.052)
Distributions from Realized Capital Gains	—	—
Total Distributions	(.023)	(.052)
Net Asset Value, End of Period	$49.31	$49.36

Total Return	-0.05%	-0.84%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,126	$967
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%[2]
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.74%)	0.11%[2]
Portfolio Turnover Rate [3]	19%	13%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Short-Term Inflation-Protected Securities Index Fund

Notes to Financial Statements

Vanguard Short-Term Inflation-Protected Securities Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers four classes of shares: Investor Shares, Admiral Shares, Institutional Shares, and ETF Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for its open federal income tax year ended September 30, 2013, and for the period ended March 31, 2014, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement which may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility, which are allocated to the funds in accordance with a methodology approved by the board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the Federal Funds Rate or LIBOR Reference Rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2014, or at any time during the period then ended.

5. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Inflation adjustments to the face amount of inflation-indexed securities are included in interest income.

18

Short-Term Inflation-Protected Securities Index Fund

Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2014, the fund had contributed capital of $902,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.36% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of March 31, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	8,698,748	—
Temporary Cash Investments	463	—	—
Total	463	8,698,748	—

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

19

Short-Term Inflation-Protected Securities Index Fund

Certain of the fund’s U.S. Treasury inflation-indexed securities experienced deflation and amortization adjustments that reduced interest income and the cost of investments for financial statement purposes by an amount greater than the reduction of taxable income; the additional income reduction will be deferred for tax purposes until it is used to offset future inflation adjustments that increase taxable income. The difference becomes permanent if the securities are sold. During the six months ended March 31, 2014, the fund realized gains of $46,000 that were included in ordinary income for tax purposes as a result of deferred deflation and amortization adjustments; accordingly, such gains have been reclassified from accumulated net realized losses to overdistributed net investment income. Deferred inflation and amortization adjustments to securities held at March 31, 2014, totaling $20,137,000 are reflected as a reduction of the amount of tax-basis unrealized appreciation of investment securities.

During the six months ended March 31, 2014, the fund realized $2,922,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

At March 31, 2014, the cost of investment securities for tax purposes was $8,728,709,000. Net unrealized depreciation of investment securities for tax purposes was $29,498,000, consisting of unrealized gains of $12,735,000 on securities that had risen in value since their purchase and $42,233,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended March 31, 2014, the fund purchased $2,831,371,000 of investment securities and sold $619,516,000 of investment securities, other than temporary cash investments. Purchases and sales include $234,464,000 and $26,652,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

20

Short-Term Inflation-Protected Securities Index Fund

F. Capital share transactions for each class of shares were:

	Six Months Ended			Inception[1] to
	March 31, 2014		September 30, 2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued [2]	593,761	24,000	3,806,154	153,264
Issued in Lieu of Cash Distributions	615	25	1	—
Redeemed	(148,746)	(6,003)	(90,703)	(3,675)
Net Increase (Decrease)—Investor Shares	445,630	18,022	3,715,452	149,589
Admiral Shares
Issued [2]	618,688	24,970	838,805	33,710
Issued in Lieu of Cash Distributions	515	21	28	1
Redeemed	(174,075)	(7,026)	(59,337)	(2,394)
Net Increase (Decrease)—Admiral Shares	445,128	17,965	779,496	31,317
Institutional Shares
Issued [2]	1,061,752	42,864	1,301,803	52,410
Issued in Lieu of Cash Distributions	1,066	43	7	—
Redeemed	(86,656)	(3,499)	(36,295)	(1,476)
Net Increase (Decrease) —Institutional Shares	976,162	39,408	1,265,515	50,934
ETF Shares
Issued [2]	187,815	3,802	976,412	19,593
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(27,148)	(550)	—	—
Net Increase (Decrease)—ETF Shares	160,667	3,252	976,412	19,593

1 Inception was October 12, 2012, for the ETF Shares, October 16, 2012, for the Investor and Admiral Shares, and October 17, 2012, for the Institutional Shares.

2 Includes purchase fees for fiscal 2013 of $1,007,000. Effective May 31, 2013, the purchase fee was eliminated.

G. Management has determined that no material events or transactions occurred subsequent to March 31, 2014, that would require recognition or disclosure in these financial statements.

21

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

22

Six Months Ended March 31, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Short-Term Inflation-Protected Securities Index Fund	9/30/2013	3/31/2014	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$998.95	$1.00
Admiral Shares	1,000.00	999.35	0.50
Institutional Shares	1,000.00	999.84	0.35
ETF Shares	1,000.00	999.45	0.50
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.93	$1.01
Admiral Shares	1,000.00	1,024.43	0.50
Institutional Shares	1,000.00	1,024.58	0.35
ETF Shares	1,000.00	1,024.43	0.50

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.20% for Investor Shares, 0.10% for Admiral Shares, 0.07% for Institutional Shares, and 0.10% for ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

23

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Short-Term Inflation-Protected Securities Index Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard—through its Fixed Income Group—serves as investment advisor to the fund. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the investment management services provided to the fund since its inception in 2012, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the performance of the fund, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of the report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement after a one-year period.

24

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the fund’s bonds will fluctuate in response to a change in “real” interest rates—meaning rates without inflation expectations built in. Real interest rates are reflected in market yields for inflation-adjusted securities. To see how the fund’s bond values could change, multiply the average duration by the change in real rates. For example, if the average duration were five years, then the value of the fund’s bonds would decline by about 5% if real interest rates rose by 1 percentage point. Conversely, if real rates fell by a percentage point, the value of the bonds would rise about 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). “Not Rated” is used to classify securities for which a rating is not available. U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” For this report, credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is used.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

25

Yield to Maturity. This term generally refers to the rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates. For the Short-Term Inflation-Protected Securities Index Fund, the calculation is modified by adding in the inflation adjustment made over the past 12 months. This change results in a figure more directly comparable to the yield-to-maturity figures for other types of bond funds. (An unmodified yield to maturity is used in calculating the fund’s 30-Day SEC Yield.)

26

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital.
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the	Amy Gutmann
Board. Principal Occupation(s) During the Past Five	Born 1949. Trustee Since June 2006. Principal
Years: Chairman of the Board of The Vanguard Group,	Occupation(s) During the Past Five Years: President of
Inc., and of each of the investment companies served	the University of Pennsylvania; Christopher H. Browne
by The Vanguard Group, since January 2010; Director	Distinguished Professor of Political Science, School of
of The Vanguard Group since 2008; Chief Executive	Arts and Sciences, and Professor of Communication,
Officer and President of The Vanguard Group, and of	Annenberg School for Communication, with secondary
each of the investment companies served by The	faculty appointments in the Department of Philosophy,
Vanguard Group, since 2008; Director of Vanguard	School of Arts and Sciences, and at the Graduate
Marketing Corporation; Managing Director of The	School of Education, University of Pennsylvania;
Vanguard Group (1995–2008).	Trustee of the National Constitution Center; Chair
of the Presidential Commission for the Study of
Bioethical Issues.
IndependentTrustees
JoAnn Heffernan Heisen
Emerson U. Fullwood	Born 1950. Trustee Since July 1998. Principal
Born 1948. Trustee Since January 2008. Principal	Occupation(s) During the Past Five Years: Corporate
Occupation(s) During the Past Five Years: Executive	Vice President and Chief Global Diversity Officer
Chief Staff and Marketing Officer for North America	(retired 2008) and Member of the Executive
and Corporate Vice President (retired 2008) of Xerox	Committee (1997–2008) of Johnson & Johnson
Corporation (document management products and	(pharmaceuticals/medical devices/consumer
services); Executive in Residence and 2009–2010	products); Director of Skytop Lodge Corporation
Distinguished Minett Professor at the Rochester	(hotels), the University Medical Center at Princeton,
Institute of Technology; Director of SPX Corporation	the Robert Wood Johnson Foundation, and the Center
(multi-industry manufacturing), the United Way of	for Talent Innovation; Member of the Advisory Board
Rochester, Amerigroup Corporation (managed health	of the Maxwell School of Citizenship and Public Affairs
care), the University of Rochester Medical Center,	at Syracuse University.
Monroe Community College Foundation, and North
Carolina A&T University.	F. Joseph Loughrey
Born 1949. Trustee Since October 2009. Principal
Rajiv L. Gupta	Occupation(s) During the Past Five Years: President
Born 1945. Trustee Since December 2001.[2]	and Chief Operating Officer (retired 2009) of Cummins
Principal Occupation(s) During the Past Five Years:	Inc. (industrial machinery); Chairman of the Board
Chairman and Chief Executive Officer (retired 2009)	of Hillenbrand, Inc. (specialized consumer services),
and President (2006–2008) of Rohm and Haas Co.	and of Oxfam America; Director of SKF AB (industrial
(chemicals); Director of Tyco International, Ltd.	machinery), Hyster-Yale Materials Handling, Inc.
(diversified manufacturing and services), Hewlett-	(forklift trucks), the Lumina Foundation for Education,
Packard Co. (electronic computer manufacturing),

and the V Foundation for Cancer Research; Member	Executive Officers
of the Advisory Council for the College of Arts and
Letters and of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies, both at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer (retired 2013)
at IBM (information technology services); Fiduciary	Thomas J. Higgins
Member of IBM’s Retirement Plan Committee (2004–	Born 1957. Chief Financial Officer Since September
2013); Member of the Council on Chicago Booth.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Board Member of TIFF Advisory Services, Inc.	Occupation(s) During the Past Five Years: Principal of
(investment advisor); Member of the Investment	The Vanguard Group, Inc.; Treasurer of each of the
Advisory Committees of the Financial Industry	investment companies served by The Vanguard
Regulatory Authority (FINRA) and of Major League	Group; Assistant Treasurer of each of the investment
Baseball.	companies served by The Vanguard Group (1988–2008).

André F. Perold	Heidi Stam
Born 1952. Trustee Since December 2004. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Managing
Gund Professor of Finance and Banking, Emeritus	Director of The Vanguard Group, Inc.; General Counsel
at the Harvard Business School (retired 2011);	of The Vanguard Group; Secretary of The Vanguard
Chief Investment Officer and Managing Partner of	Group and of each of the investment companies
HighVista Strategies LLC (private investment firm);	served by The Vanguard Group; Director and Senior
Director of Rand Merchant Bank; Overseer of the	Vice President of Vanguard Marketing Corporation.
Museum of Fine Arts Boston.
Vanguard Senior ManagementTeam
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	Chris D. McIsaac
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Michael S. Miller
President, and Chief Executive Officer of NACCO	Paul A. Heller	James M. Norris
Industries, Inc. (housewares/lignite), and of Hyster-	Martha G. King	Glenn W. Reed
Yale Materials Handling, Inc. (forklift trucks); Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland.

Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President	John J. Brennan
and Chief Operating Officer (retired 2010) of Corning	Chairman, 1996–2009
Incorporated (communications equipment); Trustee of	Chief Executive Officer and President, 1996–2008
Colby-Sawyer College; Member of the Advisory Board
of the Norris Cotton Cancer Center and of the Advisory	Founder
Board of the Parthenon Group (strategy consulting).
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2014 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q19672 052014

Item 2: Code of Ethics.

Not Applicable.

Item 3:

Not Applicable.

Item 4: Principal Accountant Fees and Services.

Not. Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD MALVERN FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: May 19, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD MALVERN FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: May 19, 2014

VANGUARD MALVERN FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: May 19, 2014

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 22, 2014 see file Number 2-17620, Incorporated by Reference.